As filed with the Securities and Exchange Commission on October 1, 2007

Securities Act File No. 333-143279

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☑
Pre-Effective Amendment No. 2
Post-Effective Amendment No.

MEDIATECH INVESTMENT CORP.

(Exact Name of Registrant as Specified in Charter)

1900 Avenue of the Stars, Suite 2701
Los Angeles, CA 90067

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (310) 777-5900

Chad Brownstein
President and Chief Executive Officer
MediaTech Investment Corp.
1900 Avenue of the Stars, Suite 2701
Los Angeles, CA 90067

(Name and Address of Agent for Service)

COPIES TO:

Steven B. Boehm, Esq. Cynthia M. Krus, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004-2415 Tel: (202) 383-0100 Fax: (202) 637-3593	Jonathan H. Talcott, Esq. Janis F. Kerns, Esq. Nelson Mullins Riley & Scarborough LLP 101 Constitution Avenue, NW, Suite 900 Washington, DC 20001 Tel: (202) 712-2800 Fax: (202) 712-2862

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.01 par value per share	$172,500,000	$5,295.75	(2)

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	Dated October 1, 2007

10,000,000 Shares MediaTech Investment Corp. Common Stock

We are a newly organized, externally managed, closed-end, non-diversified management investment company that intends to elect to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to maximize total return from capital appreciation and current income. We will seek to achieve our investment objective by providing equity and, to a lesser degree, debt financing primarily to non-public U.S.-based media- and technology-related companies.

As a business development company, we will be required to comply with certain regulatory requirements. For instance, we will be required to invest at least 70% of our total assets in qualifying assets. See “Regulation as a business development company” for more information regarding the regulations to which we will be subject.

MediaTech Investment Management, LLC, our investment adviser, will manage our investments and arrange for the provision of the administrative services necessary for us to operate.

Concurrent with this offering, we intend to purchase a portfolio of equity investments in seven private technology-related companies for approximately $20.5 million, payable in cash and/or shares of our common stock (at the election of the limited partners) from ITU Ventures West I, L.P. We have been advised that the New Mexico State Investment Council, a limited partner in and the largest equity holder of ITU Ventures West I, L.P. intends to elect to receive up to a maximum of 621,413 restricted shares of our common stock as its share of the proceeds from the sale of the Initial Portfolio.

This is our initial public offering and our shares have no history of public trading. We currently expect that the initial offering price per share of common stock will be between $14 and $16. We have applied to have our common stock listed on the Nasdaq Global Market under the symbol “MDTC.” Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.

An investment in our common stock is subject to risks, including a risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk factors” beginning on page 16 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at MediaTech Investment Corp., 1900 Avenue of the Stars, Suite 2701, Los Angeles, CA 90067, by telephone at (310) 777-5900, or on our website at http://www.mediatechic.com. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information.

	Per Share	Total
Public offering price	$	$
Underwriting discounts and commissions (sales load)	$	$
Proceeds to us, before expenses(1)	$	$
(1)	We estimate that we will incur approximately $1,500,000 of expenses in connection with this offering.

We have granted the underwriters a 30-day option to purchase up to an additional 1,500,000 shares of our common stock at the public offering price, less underwriting discounts and commissions (sales load). If the over-allotment option is exercised in full, the total public offering price will be $172,500,000 and the total underwriting discounts and commissions (sales load) will be $12,075,000, assuming a public offering price of $15 per share, the mid-point of the range set forth above. The proceeds to us would be approximately $160,425,000, before deducting expenses payable by us.

Concurrent with the closing of this offering, we expect to sell approximately 70,000 shares of common stock at the public offering price per share in a private placement to a large institutional investor with whom our senior investment professionals have a pre-existing relationship. No underwriting discounts or commissions will be paid in respect of these shares. The underwriters will reserve up to 500,000 shares from this offering for sale, directly or indirectly, to our directors and executive officers, and to certain other parties affiliated with MediaTech Investment Management.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters are offering the common stock as set forth in “Underwriting.” Delivery of the shares will be made on or about       , 2007.

Joint Book-Running Managers
UBS Investment Bank		JMP Securities

  BMO Capital Markets

Ferris, Baker Watts
    Incorporated

Maxim Group LLC

Stanford Group Company

The date of this prospectus is           , 2007

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information from that contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock.

i

Summary

The following summary contains basic information about this offering. It may not contain all the information that is important to you. For a more complete understanding of this offering, you should read this entire document, including “Risk factors” beginning on page 16 and the exhibits attached to this registration statement.

Except where the context requires otherwise, the terms “MediaTech,” the “Company,” “we,” “us” and “our” refer to MediaTech Investment Corp. and “MediaTech Investment Management” and “investment adviser” refer to MediaTech Investment Management, LLC.

Except as otherwise indicated, all information in this prospectus assumes no exercise of the underwriters’ over-allotment option. References to “this offering” are intended to include both the initial public offering and our concurrent private placement of shares to a large institutional investor, except where the context suggests otherwise.

THE COMPANY

We are a newly organized, externally managed, closed-end, non-diversified management investment company that intends to elect to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act.

We intend to invest principally in the equity and equity-linked securities and, to a lesser extent, debt securities of primarily non-public U.S.-based media- and technology-related companies. Our investment objective is to maximize total return from capital appreciation and current income. Our primary emphasis will be to generate capital gains through our equity and equity-linked investments.

We expect our investments will generally include preferred stock, convertible debt and other forms of senior equity, as well as warrants and other instruments convertible into common stock. We also intend to make investments in senior and subordinated debt securities. While we will generally invest in non-public companies, we may also invest on an opportunistic basis in the publicly-traded debt and/or equity securities of public media- and technology-related companies.

We do not currently anticipate that the portion of our investment portfolio consisting of debt securities will represent greater than 50% of our total investment portfolio. Because of our focus on equity investing, we expect that our dividend distributions, if any, will be subject to fluctuations.

We intend to make investments in established companies having annual revenues of less than $100.0 million and/or an equity capitalization of less than $200.0 million. We expect that our investments will generally range from $3.0 million to $20.0 million in invested capital, although this investment size may increase in the future as our capital base grows. However, we expect that our initial portfolio upon consummation of this offering will consist primarily of investments of between $1.3 million and $5.5 million each. We may, from time to time, participate in transactions where we are deemed to “control” a portfolio company, as such term is defined by the 1940 Act.

Our investment adviser’s senior investment professionals are Chad Brownstein, our President and Chief Executive Officer, Leslie Bider, a member of our board of directors, and Jonah Schnel, a Managing Partner of our investment adviser. Messrs. Brownstein and Schnel have, through ITU Ventures and its affiliated funds, invested in 38 technology-related companies and exited eight investments since 2000. These exits have included the sale of portfolio investments to public companies, such as Nokia Corp., Advanced Micro Devices, Inc., Xilinx, Inc., Weyerhaeuser Company, KLA-Tencor Corporation and Advanced Power Technology, Inc.

Our investment professionals maintain a network of relationships with individuals who have significant experience in the media- and technology-related industries. We believe this network will aid us in generating investment leads and providing access to outside experts who can assist in our analysis of investment opportunities. We will also benefit from the relationships, expertise and contacts of our board of directors and our technology advisory committee. R. Glenn Hubbard, Dean of the Columbia Business School

and former Chairman of the U.S. Council of Economic Advisers, serves as Chairman of our board of directors. Balan Nair, Chief Technology Officer of Liberty Global, Inc. and former Chief Technology Officer of AOL LLC, will serve as Chairman of our technology advisory committee.

We have adopted a policy to invest, under normal circumstances, at least 80% of the value of our assets in U.S.-based companies in the media and/or technology industries. This policy may only be changed with 60 days’ prior notice to our stockholders. We refer to these companies collectively as “media- and technology-related companies.” In some cases a portfolio company may participate in both the media and technology industries, but this is not a requirement. The table below depicts the primary industries in which we intend to focus our investments:

Media-related	Technology-related
Animation/Computer graphics	Alternative energy/Clean technology
Broadcasting/Services	Internet
Media copyrights	Semiconductors/Hardware
Media rights	Software systems
Web 2.0	Technology support services
Wireless services

Concurrent with this offering, we intend to purchase, pursuant to a securities purchase agreement with ITU Ventures West I, LP, or ITU Ventures West, a portfolio of equity investments in seven private technology-related companies for approximately $20.5 million, payable in cash, in shares of our common stock, or a combination of both, which we refer to as our “Initial Portfolio.” Mr. Brownstein, our President and Chief Executive Officer and a Managing Partner of our investment adviser, and Mr. Schnel, a Managing Partner of our investment adviser, co-founded ITU Ventures, the manager of ITU Ventures West. In connection with our purchase of the Initial Portfolio, and assuming an offering price per share of $15.00 which is the mid-point of the estimated initial public offering price range on the cover page of the prospectus, ITU Ventures West would receive 1,367,247 restricted shares in the event it elects to receive all of the purchase price in the form of common stock. We expect, however, that a portion of the consideration may be in the form of cash, but we cannot estimate this amount at the present time. We have been advised that the New Mexico State Investment Council, a limited partner in and the largest equity holder of ITU Ventures West intends to elect to receive up to a maximum of 621,413 restricted shares of common stock as its share of the proceeds from the sale of the Initial Portfolio. In addition, the General Partner of ITU Ventures West, which is indirectly managed by Messrs. Brownstein and Schnel, intends to elect to receive approximately 82,989 restricted shares of common stock as its share of the proceeds from the sale of the Initial Portfolio. See “Business — Initial portfolio” for more information regarding the portfolio investments we expect to be included in the Initial Portfolio and the securities purchase agreement.

In addition, we have entered into non-binding memoranda of understanding with ten prospective portfolio companies pursuant to which we may invest up to $88.0 million in such companies. See “Business  — Additional prospective portfolio companies” for more information regarding these non-binding agreements.

Following our acquisition of the Initial Portfolio, we may fund an aggregate of up to $20.0 million in additional investments in the companies comprising the Initial Portfolio. However, we are not obligated to make any follow-on investments in the portfolio companies that comprise the Initial Portfolio. We may also use a portion of the proceeds to fund other investment opportunities in our pipeline that are not currently subject to a letter of intent and have not yet been evaluated by our investment professionals.

As a business development company, we will be required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in the securities of eligible portfolio companies based in the U.S. See “Regulation as a business development company.” In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. See “Material U.S. federal income tax considerations.” As a RIC we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends.

Our executive offices are located at 1900 Avenue of the Stars, Suite 2701, Los Angeles, CA 90067, and our telephone number is (310) 777-5900.

CONCURRENT PRIVATE OFFERING AND DIRECTED SHARE PROGRAM

Concurrent with the closing of the public offering, and assuming an offering price per share of $15.00, which is the mid-point of the estimated initial public offering price range on the cover page of the prospectus, we intend to issue approximately 70,000 restricted shares of our common stock to G.C. Investments, LLC in a private placement exempt from registration under the Securities Act of 1933. No underwriting discounts or commissions will be paid in respect of these shares.

In addition, the underwriters will reserve up to 500,000 shares from this offering for sale, directly or indirectly, to our directors and executive officers, and to certain other parties affiliated with our investment adviser.

MEDIATECH INVESTMENT MANAGEMENT, LLC

Our investment activities will be managed by MediaTech Investment Management pursuant to an investment advisory agreement, which we refer to as the “Investment Advisory Agreement.” MediaTech Investment Management will be an investment adviser that is registered under the Investment Advisers Act of 1940, as amended, or the “Advisers Act,” prior to the completion of this offering. For information regarding MediaTech Investment Management, see “Investment adviser.”

Our investment adviser is led by its Managing Partners, Mr. Brownstein, our President and Chief Executive Officer, Mr. Bider, a member of our board of directors, and Mr. Schnel. Steven Schneider serves as Chief Financial Officer and Chief Compliance Officer for both us and our investment adviser. Dr. Cahit Akin serves as Chief Technology Officer of our investment adviser, and Scott Lane serves as a Principal of our investment adviser who primarily focuses on debt investments. See “Investment adviser.” Messrs. Brownstein, Schnel and Schneider also serve in similar capacities for our affiliate, ITU Ventures, a private equity firm focusing on investments in technology-related companies. See “Business — About ITU Ventures.”

Summary background information on our senior investment professionals, as well as Messrs. Schneider and Lane and Dr. Akin, follows:

➢	Chad Brownstein. Mr. Brownstein co-founded and has served as a Managing Partner of ITU Ventures since 2000. Prior to founding ITU Ventures, Mr. Brownstein was employed in the Merchant Banking and Investment Banking Divisions at Donaldson, Lufkin and Jenrette, Inc.
➢	Leslie Bider. Mr. Bider joined ITU Ventures as Chief Strategist in 2007. He has significant experience in the media, entertainment and consumer-related technology markets, most recently as Chairman and Chief Executive Officer of Warner Chappell Music, Inc., one of the world’s largest music publishing companies, from 1987 to 2005. Mr. Bider also served as Chief Financial Officer and Chief Operating Officer of Warner Bros. Music from 1981 to 1987.
➢	Jonah Schnel. Mr. Schnel co-founded and has served as a Managing Partner of ITU Ventures since 2000. Prior to founding ITU Ventures, Mr. Schnel served as an investment manager for SunAmerica, Inc.
➢	Steven Schneider. Mr. Schneider has served as Chief Financial Officer of ITU Ventures since 2000. Prior to joining ITU Ventures, Mr. Schneider served as a Vice President and Assistant Controller at SunAmerica, Inc., as well as Controller for SunAmerica, Inc.’s commercial real estate portfolio. Mr. Schneider is a certified public accountant and is a CFA charter holder.
➢	H. Cahit Akin, Ph.D. Dr. Akin has served as a venture partner and principal of ITU Ventures since

2001. Dr. Akin is responsible for evaluating the investment merits of the specific technology-related products, services and markets of prospective portfolio companies. Prior to joining ITU Ventures, Dr. Akin managed the Adaptive Systems Laboratory at the University of California San Diego.
➢	Scott Lane. Mr. Lane has served as a Principal for our investment adviser since July 2007. Prior to joining our investment adviser, Mr. Lane served as a Senior Vice President at Bank of America where he was responsible for and assisted with the development, arrangement, structuring and managing of mid to upper middle market senior debt transactions.

Upon consummation of this offering, we expect that MediaTech Investment Management will employ a total of eight investment professionals, including its three senior investment professionals. MediaTech Investment Management may hire additional investment professionals, based upon its needs, subsequent to completion of this offering.

MARKET OPPORTUNITY

We believe that there exist significant and continuing opportunities both to originate private equity and debt investments in media- and technology-related companies and to participate in similar transactions originated by private equity firms with which our senior investment professionals have existing relationships. We believe that our focus on U.S.-based media- and technology-related companies corresponds to a market opportunity to meet the capital requirements of a growing number of businesses that may have in the past opted to seek financing in the public equity markets.

COMPETITIVE ADVANTAGES

We believe that we will have the following competitive advantages over other providers of capital to U.S.-based media- and technology-related companies:

Experienced, professional management team.  Our investment professionals have a broad range of experience and capabilities in media, technology, finance, operations and entrepreneurship, and, have consummated highly complex transactions at many different stages of a company’s development involving all levels of a company’s capital structure. Furthermore, our investment professionals have specific experience with the intellectual property and technology transfer and commercialization processes applicable to media- and technology-related companies.

Network of strategic advisers and technical resources.  Our investment professionals have developed a network of contacts in the research community and established relationships with corporations to support our investment program. Our advisory network includes university faculty with whom we have formal arrangements to procure and analyze investment opportunities. Among our faculty advisors are:

➢	Professor Nicholas Bambos, Ph.D., Chair of Stanford University’s Network Architecture and Performance Engineering Research group;
➢	Professor Pradeep Khosla, Ph.D., Dean of The College of Engineering at Carnegie Mellon University; and
➢	Professor Ron Graham, Ph.D., Chairman of Computer and Information Science at the University of California at San Diego and former Chief Scientist at AT&T.

In addition to our faculty advisors, we maintain a strategic advisory network of industry professionals that includes:

➢	Balan Nair, Chief Technology Officer for Liberty Global, Inc. and former Chief Technology Officer of AOL LLC, who is Chairman of our technology advisory committee;
➢	Marc Holtzman, Vice Chairman of ABN Amro Bank, N.V.; and
➢	Janpieter Scheerder, former President of Network Storage of Sun Microsystems, Inc.

See “Business — Technology Advisory Committee” for more information.

In addition, our investment adviser utilizes the services of the following individuals who we refer to as our “entrepreneurs in residence”:

➢	Adam Shaw, former Senior Vice President of Distribution for the NFL Network; and
➢	Rick Franz, former Vice President of Technology and Planning for QLogic Corporation.

See “Management — Entrepreneurs in residence” for more information.

Through investment and co-investment with major corporations, such as First Data Corp., Agilent Technologies, Inc., Freescale Semiconductor, Inc., Cadence Design Systems, Inc., Xilinx, Inc. and Boeing Company, our investment professionals have developed a network that allows them to better identify and evaluate emerging technologies and investment opportunities. In addition, we believe that the relationships our investment professionals have with this network provide us with opportunities to make investments with limited competition.

In addition, the DIRECTV Group may invest alongside us in companies in which we intend to invest that are active in the cable or satellite television industries or that provide media- or technology-related products or services to those industries, to the extent permitted under applicable law. We may also enter into an information sharing arrangement with The DIRECTV Group, to the extent permitted by applicable law.

Emphasis on direct origination.  We focus on originating investments directly with companies as opposed to making investments that were originated by other financial intermediaries. We believe this provides us with benefits including greater access to management teams, enhanced due diligence opportunities, meaningful involvement in transaction structuring and a better opportunity to negotiate the pricing and other terms of investments including board representation or observation rights. This allows us to tailor creative solutions for clients and position ourselves as a preferred investor.

Industry expertise.  We believe that our investment professionals have expertise in assessing the investment merits of intellectual property assets held by such media- and technology- related companies as a result of their prior experience. As a result, we believe our focus and experience provides us with a competitive advantage over investors with broader investment mandates.

Established market presence.  We believe that our investment professionals have established themselves as recognized market participants in identifying, developing and exiting investments in media- and technology-related businesses. For example, since 2000, Messrs. Brownstein and Schnel have, through ITU Ventures and its affiliated funds, completed investments in 38 technology-related companies. In addition, our investment professionals have focused their efforts in geographic regions, such as southern California, where we believe university research, media companies and internet properties converge to create a fertile growth market for investment opportunities.

INVESTMENT STRATEGY

Our board of directors has adopted an investment strategy which features the following characteristics:

Adherence to our investment principles.  We seek investments in companies that:

➢	are attractively priced;
➢	have technologies or products that extend, accelerate, or disrupt identified markets;
➢	have access to non-dilutive sources of capital, such as research and development grants from governmental agencies;
➢	provide multiple potential exit strategies that can be identified prior to investing; and
➢	have positive cash flows and meaningful growth prospects.

Use of our extensive corporate, private equity and university relationships to source deals.  We will access investments through the extensive relationships our investment professionals have within the media- and technology-related community. These channels include:

➢	corporations;
➢	private equity firms; and
➢	universities.

Proactive sponsorship.  We believe the varied experience of our investment professionals enhances our ability to proactively support our portfolio companies. We also generally expect to receive board seats or board observation rights in connection with our equity investments in our portfolio companies.

Foundation investing.  Our senior investment professionals have developed a strategy, which we refer to as Foundation Investing, whereby we will serve as a multi-source financial solution providing targeted investments across the capital structure to our portfolio companies, including both equity and debt financing.

INITIAL PORTFOLIO

Concurrent with this offering, we intend to purchase, pursuant to a securities purchase agreement with ITU Ventures West, a portfolio of equity investments in seven private technology-related companies for approximately $20.5 million, payable in cash, in shares of our common stock, or a combination of both. The purchase price reflects (a) the aggregate cost of the investments included in the Initial Portfolio, plus (b) the allocable portion of expenses attributable to managing the investments included in the Initial Portfolio. ITU Ventures West would receive approximately 1,367,247 restricted shares in the event it elects to receive all of the purchase price in the form of common stock, assuming an offering price per share of $15.00 which represents the mid-point of the estimated initial public offering price range as set forth on the cover page of the prospectus.

On August 20, 2007, our board of directors, including a majority of our independent directors, approved the securities purchase agreement and the acquisition of the Initial Portfolio contemplated thereby. In approving the securities purchase agreement, our board of directors, including a majority of our independent directors, also determined that the aggregate purchase price of the Initial Portfolio did not exceed the fair value of the Initial Portfolio as of such date. In making its determination, our board of directors was assisted by a third-party valuation firm, which provided assurance that the purchase price is not unreasonable. See “Business — Initial portfolio” and “Portfolio companies” for more information on the acquisition of the Initial Portfolio.

Set forth below is summary information regarding the investments that comprise the Initial Portfolio. See “Portfolio companies” for additional information.

Company	Industry	Acquisition Cost		Type of Security
Catalytic, Inc.	Programming language translation	$1,254,452	(1)	Convertible Preferred Stock/Warrants
Chip Estimate Corporation	Software	$3,177,411		Convertible Preferred Stock/Warrants
Comet Solutions, Inc.	Product lifecycle management	$2,588,908	(2)	Convertible Preferred Stock
Holochip Corporation	Optics	$1,826,329		Convertible Preferred Stock
Pivotal Systems, Inc.	Semiconductor metrology	$1,987,949	(3)	Convertible Preferred Stock
rfXcel, Inc.	Software	$5,523,483		Convertible Preferred Stock
Silicon Navigator, Inc.	Electronic design automation	$4,150,171	(4)	Convertible Preferred Stock/Warrants
Total		$20,508,703

(1)	Total capital raised was $13.6 million and includes investments by New Enterprise Associates and CMEA Ventures.

(2)	Total capital raised was $6.3 million and includes investments by Fort Washington Capital Partners Group and Flywheel Ventures.
(3)	Total capital raised was $17.5 million and includes investments by US Venture Partners and Enterprise Partners.
(4)	Total capital raised was $9.8 million and includes investments by Intel Capital and Gefinor Ventures.

ADDITIONAL PROSPECTIVE PORTFOLIO COMPANIES

In addition to the investments in the Initial Portfolio, we may also use a portion of the net proceeds from this offering and the concurrent private placement of shares of common stock to invest in the investment opportunities described below, all of which are subject to non-binding memoranda of understanding between us and each prospective portfolio company. We have performed preliminary evaluations on each of these companies and have determined that each of these conforms to our investment criteria. However, the consummation of each investment will depend upon the completion of this offering, satisfactory completion of our due diligence investigation of the prospective portfolio company, our confirmation and acceptance of the investment terms, the execution and delivery of final binding agreements in form mutually satisfactory to the parties, the absence of any material adverse change and the receipt of any necessary consents or approvals. At this time, the proposed security and investment amounts of each of our investments remain subject to additional negotiations with these companies. We have no formal business relationship with any prospective portfolio company other than these non-binding memoranda of understanding.

The non-binding memoranda contemplate current interest payments, in the case of debt investments, and include terms relating to closing fees, monitoring fees and success fees. We can offer no assurance that the terms of these memoranda of understanding will not change in material ways. Upon the consummation of an investment, our investment adviser will be responsible for monitoring and servicing our investment.

We are not currently obligated to make any investments pursuant to any of the memoranda of understanding. Similarly, none of the prospective portfolio companies are obligated to obtain financing from us. We can offer no assurance that we will not discover facts in the course of our due diligence investigation that would cause us to change the terms of these investments or render these investments unattractive or that any of these investments will actually be made.

The table below sets forth a brief description of the key terms of each non-binding memorandum of understanding.

Company	Industry	Proposed Investment Amount	Type of Proposed Security
Broderick Online	Financial technology	$5,000,000	Convertible Preferred Stock
Diamondback Tactical	Defense technology	$10,000,000	Term Loan
IntelliSurvey, Inc.	Analytics	$5,000,000	Term Loan
iTravelGenie, Inc.	Web 2.0	$5,000,000	Convertible Preferred Stock
Media Rights Capital II, L.P.	Media rights	$8,000,000	Convertible Preferred Stock
The Phoenix Media/ Communications Group	Media	$10,000,000	Term Loan
Prana Studios Inc.	Animation/Computer graphics	$10,000,000	Term Loan
Torvik Solar	Clean technology	$10,000,000	Convertible Preferred Stock
Tribeca Enterprises, LLC	Media	$15,000,000	Term Loan/Convertible Preferred Stock/Common Stock
Vyapar Capital Market Partners LLC	Financial technology	$10,000,000	Convertible Preferred Stock/ Term Loan
Total		$88,000,000

The offering

Common stock offered by us
10,000,000 shares, excluding 1,500,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. The underwriters will reserve up to 500,000 shares for sale, directly or indirectly, to our directors and executive officers, and to certain other parties affiliated with MediaTech Investment Management.
Institutional investor private placement
Concurrent with the closing of this initial public offering, we expect to sell approximately 70,000 shares of common stock at the public offering price per share to G.C. Investments, LLC. No underwriting discounts or commissions will be paid in respect of these shares.
Common stock to be outstanding after this offering
11,437,347 shares, which includes approximately 70,000 shares issued in the concurrent private placement and approximately 1,367,247 shares that may be acquired by ITU Ventures West pursuant to the securities purchase agreement, assuming full exercise of the common stock election under such agreement. This assumes an offering price per share of $15.00, which represents the mid-point of the estimated initial public offering price range on the cover page of the prospectus. This number excludes 1,500,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.
Use of proceeds
Concurrent with this offering, we intend to purchase, pursuant to a securities purchase agreement with ITU Ventures West, a portfolio of equity investments in seven private technology-related companies for approximately $20.5 million, payable in cash, in shares of our common stock, or in a combination of both. In addition, we may use up to $88.0 million of the proceeds from this offering to acquire some or all of the investments for which we have non-binding memoranda of understanding. We may also use up to $20.0 million of the net proceeds of this offering (including the concurrent private placement of shares) to make follow-on investments in the portfolio companies included in the Initial Portfolio. Finally, a portion of the proceeds may be used to fund other investment opportunities in our pipeline that are not currently subject to a letter of intent and have not yet been evaluated by our investment professionals.
We plan to invest the remaining net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within 12 months, depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. We expect that it will take more than three months to invest all of the proceeds of this offering, in part because privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring. During this period, we expect that we may have lower amount of interest income than when we are fully invested.
We cannot assure you we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Use of proceeds.”
Proposed Nasdaq Global Market symbol
MDTC
Trading
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
Distributions
We intend to make distributions to our stockholders out of assets legally available for distribution. The timing and amount of our distributions, if any, will be determined by our board of directors. Because of our focus on equity investing, we expect that our dividend distributions, if any, will be subject to fluctuations. See “Distributions.”
Taxation
We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. federal income tax considerations.”
Leverage
We may borrow funds to make investments, including before we have fully invested the proceeds of this offering. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, increase the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, will be borne by our common stockholders.
Dividend reinvestment plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. If you receive distributions in the form of stock, you will be subject to the same federal, state and local tax consequences as if you elected to receive your distributions in cash. See “Dividend reinvestment plan.”
Investment advisory fees
We will pay MediaTech Investment Management a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2.0% of our gross assets. The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears based upon our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, and will be subject to a preferred return and a “catch up” feature. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement) and will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Investment adviser — Overview of our investment adviser — Management fee.”
Administration agreement
We will reimburse our investment adviser for the allocable portion of overhead and other expenses incurred in performing its obligations under the administration agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. To the extent that our investment adviser outsources any of its administrative functions, we will pay the fees associated with such functions on a direct basis without profit to our investment adviser.
Our investment adviser’s investment personnel will provide managerial assistance to our portfolio companies under the administration agreement. Any direct costs, including travel and related expenses, incurred in connection with providing managerial assistance will be paid by us in accordance with the terms of the administration agreement. In addition, in certain cases, our portfolio companies may be required to reimburse us for the amount of such direct costs.
Our investment adviser will enter into a sub-administration agreement with ITU Investment Management, LLC, an affiliate of ITU Ventures, pursuant to which ITU Investment Management, LLC will provide us with office space and a substantial portion of the administrative services required under our administration agreement. Under the sub-administration agreement our investment adviser will reimburse ITU Investment Management, LLC for its allocable portion of expenses borne in connection with providing us with office and these administrative services. We are not a party to the sub-administration agreement and are not obligated to make payments directly to ITU Investment Management, although we will be required to reimburse our investment adviser for certain costs it incurs under the sub-administration agreement. See “Investment adviser — Administration agreement” and “ — Sub-administration agreement.”
Anti-takeover provisions
Our charter and bylaws contain certain provisions that, along with certain statutory and regulatory requirements, may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may prevent a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of securities.”
Risk factors
Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk factors.”
An investment in MediaTech involves many risks, including the following:
• We are a new company with no operating history.
• If we are not able to achieve our investment objective, our financial condition and results of operations will be adversely affected.
• Our senior investment professionals have no experience managing a BDC or qualifying and maintaining our status as a RIC.
• If we fail to maintain our status as a RIC, we would become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance.
• We will be dependent upon our senior investment professionals for our future success, particularly Chad Brownstein, Jonah Schnel and Leslie Bider.
• The base management fee and, in certain cases, the incentive fee will still be payable to our investment adviser even if the value of our gross assets or your investment declines.
• The incentive fee payable to our investment adviser may induce it to make speculative investments.
• Because we intend to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.
• We may employ leverage which would increase the risk of investing in our common stock.
• We will have broad discretion over the use of proceeds of this offering.
• Our investments will be concentrated within the media- and technology-related industries, which will subject us to a risk of significant loss if these industries experience a market downturn.
• Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.
Available information
We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the “Securities Act,” which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov.
We maintain a website at www.mediatechic.com and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. You may also obtain such information by contacting us in writing at: 1900 Avenue of the Stars, Suite 2701, Los Angeles, CA 90067, Attn: Chief Compliance Officer, or by telephone at (310) 777-5900.

Fees and expenses

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “MediaTech,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in MediaTech Investment Corp.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7.00	%(1)
Offering expenses borne by us (as a percentage of offering price)	1.00	%(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	8.00%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.00	%(4)
Incentive fees payable under our investment advisory agreement	0.00	%(5)
Interest payments on borrowed funds	0.25	%(6)
Other expenses (estimated)	0.94	%(7)
Acquired fund fees and expenses	None	(8)
Total annual expenses (estimated)	3.19%

EXAMPLE

The following example demonstrates the projected dollar amount of total cumulative expenses (including the sales load of 7.0%) that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$95	$149	$204	$341

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. In addition, the example assumes inclusion of the sales load of $70 in the first year and reinvestment of all dividends and other distributions at net asset value. Participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend reinvestment plan” for additional information regarding our dividend reinvestment plan.

(1)	The underwriting discounts and commissions (the sales load) with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $1,500,000.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”

(footnotes continued on following page)

(4)	Our base management fee under the investment advisory agreement is based on our gross assets. See “Investment adviser — Overview of our investment adviser — Management fee.”
(5)	Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering (including the concurrent private placement of shares) will be invested within 12 months depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. We expect that it will take more than three months to invest all of the proceeds of this offering, in part because privately negotiated investments in illiquid securities require substantial due diligence and structuring. We cannot predict whether and to what extent we will realize capital gains during the twelve months following this offering since the level of realized capital gains, if any, depends on factors outside of our control. During this period, we expect that we will have only an insignificant amount of interest income that will not exceed the quarterly Hurdle discussed below. Once fully invested, we expect the incentive fees we pay to increase to the extent we realize capital gains upon the sale of equity investments in our portfolio companies and, to a lesser extent, interest income through our investments in portfolio companies. The incentive fee consists of two parts:

The first part, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.00% annualized) hurdle rate, which we refer to as the Hurdle, subject to a “catch-up” provision measured at the end of each calendar quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

—	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;
—	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20.0% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and
—	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser).

The second part of the incentive fee will equal 20.0% of our “Incentive Fee Capital Gains,” if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), commencing with the year ending December 31, 2007. For a more detailed discussion of the calculation of this fee, see “Investment adviser — Overview of our investment adviser — Management fee.”

(6)	We may borrow funds to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders, though we have not decided whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock. For purposes of this section we have assumed that we will

(footnotes continued on following page)

borrow for investment purposes an amount equal to 25% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 8.5%.
(7)	“Other expenses” ($1,500,000, not including costs and expenses associated with our formation and organization), are based upon estimates of the first full year of operations.
(8)	We have no current intention to invest in the securities or other investment instruments of investment companies. However, we are permitted to make such investments in limited circumstances under the 1940 Act. If we were to make such investments, we would incur fees and our shareholders would pay two levels of fees. As we have no current expectation of making any such investments, any estimate of the amount of such fees would be highly speculative.

Risk factors

An investment in our securities involves certain risks relating to our structure and investment objectives. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We are a new company with no operating history.

We were formed in May 2007. As a result, we have limited financial information on which you can evaluate an investment in our company or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or fall to zero. In addition, we will have minimal capital resources until completion of this offering. We anticipate that it will take us up to 12 months to invest substantially all of the net proceeds of this offering in our targeted investments. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, using the remaining net proceeds not otherwise invested in portfolio companies, including those in the Initial Portfolio.

If we are not able to achieve our investment objective, our financial condition and results of operations will be adversely affected.

MediaTech Investment Management is a new investment adviser and, as discussed above, we are a newly organized company. Our ability to achieve our investment objective depends on our investment adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Our investment adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our investment adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our investment adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations. In addition, our investment adviser will have substantial responsibilities under the investment advisory agreement, and fulfilling its duties under this agreement may distract our investment professionals and slow our rate of investment.

Our senior investment professionals have no experience managing a BDC or qualifying and maintaining our tax status as a RIC. If we fail to maintain our RIC status, we will be subject to corporate-level income tax.

We intend to qualify as a BDC under the 1940 Act and as a RIC under the Code. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our senior investment professionals’ lack of experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. If we do not remain a BDC, we might be regulated as a closed-end investment management company under the 1940 Act, which would further decrease our operating flexibility and may prevent us from operating our business as described in this prospectus.

Risk factors

To be entitled to the tax benefits accorded to RICs under Subchapter M of the Code, we must meet certain income source, asset diversification and annual distribution requirements. In order to qualify as a RIC, we must derive each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of equity or other securities, other income derived with respect to our business of investing in such equity or other securities or net income derived from interests in certain partnerships. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Any debt financing we use will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources, we may fail to qualify for special tax treatment as a RIC and, thus, may be subject to corporate-level income tax on all our income. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We will be dependent upon our senior investment professionals for our future success, particularly Chad Brownstein, Jonah Schnel and Leslie Bider. If MediaTech Investment Management were to lose any of its senior investment professionals, our ability to achieve our investment objective could be significantly harmed.

We will depend on the investment expertise, skill and network of business contacts of our senior investment professionals. Our senior investment professionals will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of our senior investment professionals, particularly Chad Brownstein, Jonah Schnel and Leslie Bider. None of Messrs. Brownstein, Schnel or Bider is subject to an employment contract with our investment adviser, nor will they receive any compensation from us, other than payments made to our investment adviser pursuant to the investment advisory agreement. None of Messrs. Brownstein, Schnel, or Bider will devote all of their business time to our operations, and will have other demands on their time as a result of other activities. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

The base management fee and, in certain cases, the incentive fee will still be payable even if the value of our gross assets or your investment declines.

Our base management fee equals 2.0% of the value of our gross assets at a specific time. The base management fee is payable regardless of whether the value of our gross assets or your investment declines. In addition, the incentive fee payable to our investment adviser is calculated on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. As a result, we may owe our investment adviser an incentive fee even if we have incurred significant unrealized capital depreciation.

Our business depends upon the development and maintenance of strong referral relationships with corporations, private equity firms and universities.

If our investment professionals fail to maintain their relationships with their network of corporations, private equity firms and universities, or if they fail to establish strong referral relationships with other

Risk factors

entities or other sources of investment opportunities, we will not be able to grow our portfolio of investments and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities, and therefore such relationships may not lead to the origination of equity or other investments.

We will operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to locate and execute investments in media- and technology-related companies. We will compete with a large number of private equity and venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have a different tolerance for and assessment of risk, which could allow them to consider and execute a wider variety of investments on terms more favorable than we could offer. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We will record the value of our portfolio investments at fair value as determined in good faith by our board of directors. The fair values assigned by our board of directors may be greater or less than the values at which a third party would be willing to purchase the investments within our portfolio.

Our investments are expected to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we will be required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. We will value these securities at fair value as determined in good faith by our board of directors. These valuations will initially be prepared by our investment professionals and reviewed by our board of directors. Following this review, our board of directors will make a good faith determination as to the fair value of these securities. Where appropriate, our board of directors may utilize the services of an independent valuation firm to aid it in determining fair value. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Any unrealized losses we experience on our debt investments may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we will be required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our debt investments could be an indication of one or more portfolio companies’ inability to meet its repayment obligations to us with respect to the affected debt securities. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Risk factors

If we are unable to source investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective will depend on the ability of our investment professionals to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, our investment adviser may need to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot assure you that qualified employees will be available to our business or that our investment adviser will implement such systems effectively. In addition, increased costs borne by our investment adviser may increase the fees payable under the administration agreement. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our corporate structure subjects us to significant potential conflicts of interest, which could impact our investment returns, the value of your investment in our common stock and limit the flexibility of our investment policies.

Our executive officers serve or may serve as officers and directors of entities that operate in a line of business similar to our own. For example, Mr. Brownstein, our President and Chief Executive Officer and Managing Partner of our investment adviser, and Mr. Schnel, a Managing Partner of our investment adviser, founded ITU Ventures in 2000. In addition, Mr. Bider, a member of our board of directors, serves as Chief Strategist of ITU Ventures and as a Managing Partner of our investment advisor. Dr. Hubbard, who is Chairman of our board of directors, has served as a Senior Adviser of ITU Ventures since 2000. Finally, Mr. Schneider, our Chief Financial Officer and Chief Compliance Officer, serves as Chief Financial Officer of ITU Ventures. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders.

Pursuant to the administration agreement, we will pay our investment adviser our allocable portion of overhead and other expenses incurred in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our Chief Financial Officer/Chief Compliance Officer and his staff. Our investment adviser will enter into a sub-administration agreement with ITU Investment Management, LLC, an affiliate of ITU Ventures, pursuant to which ITU Investment Management, LLC will provide us with office space and a substantial portion of the administrative services required under our administration agreement. Under the sub-administration agreement our investment adviser will reimburse ITU Investment Management, LLC for its allocable portion of expenses borne in connection with providing us with office and these administrative services. We are not a party to the sub-administration agreement and are not obligated to directly make payments to ITU Investment Management although we will be required to reimburse our investment adviser for the costs it incurs under the sub-administration agreement. We expect the terms of the sub-administration agreement to be consistent with those included in the administration agreement. There is a risk that our investment adviser or ITU Investment Management will perform extraneous services pursuant to the administration agreement or sub-administration agreement that would require reimbursement from us, either directly or indirectly. These arrangements create conflicts of interest that our board of directors must monitor.

Risk factors

Concurrent with this offering we are purchasing the Initial Portfolio from a related party.

We have entered into a securities purchase agreement with ITU Ventures West pursuant to which we have agreed to purchase the investments that comprise the Initial Portfolio for an aggregate purchase price of approximately $20.5 million. The purchase price is payable part in cash, in restricted shares of our common stock or a combination of both.

ITU Ventures West is an affiliate of ITU Ventures which is managed by our senior investment professionals. The purchase price of the Initial Portfolio may, therefore, be higher or lower than the price an independent third party would have paid for the Initial Portfolio. However, on August 20, 2007, our board of directors, including the independent directors, determined that the purchase price of the Initial Portfolio was not unreasonable as of such date.

In connection with the securities purchase agreement, our investment adviser has entered into a contingency payment agreement with ITU Ventures West, pursuant to which our investment adviser has agreed to pay ITU Ventures West an amount approximately equal to 20.0% of the excess, if any, of (a) any increase in the fair value of the investments comprising the Initial Portfolio, when compared to the purchase price, during the 18 months following the acquisition of the Initial Portfolio, over (b) an amount equal to the value of the investments comprising the Initial Portfolio, assuming a 20.0% internal rate of return during such 18-month period. This payment is the obligation of our investment adviser, not us, and is only payable when, and, solely to the extent, our investment adviser receives any incentive fees.

Our incentive fee may induce MediaTech Investment Management to make speculative investments.

The incentive fee payable by us to our investment adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined may encourage our investment adviser to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage our investment adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

We may experience fluctuations in our quarterly and annual operating results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including the rate at which we make new investments, the default rate of our debt securities, the level of our expenses, variations in and timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We will be exposed to risks associated with changes in interest rates.

While our portfolio of investments will primarily be composed of equity securities, we also intend to have a portion of our investments comprised of debt securities of private companies, including debt securities with floating interest rates. Debt securities are subject to general interest rate fluctuations which may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on our debt investments could also have an adverse impact on our net income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, and also could increase our interest expense, thereby

Risk factors

decreasing our net income. Also, an increase in interest rates could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Because in certain cases we may recognize income before or without receiving a payment in cash, we may have difficulty satisfying the annual income distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

Because we intend to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.

In order to qualify for tax treatment as a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain net long-term capital gains (which we may retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders). As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

We may never make distributions or, even if we do, our distributions may not grow over time.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. Because of our focus on equity investing, we expect that our dividend distributions, if any, will be subject to fluctuations.

If we incur debt, it could increase the risk of investing in us.

As of the date of this prospectus, we have no outstanding indebtedness. However, we may, in the future, borrow funds to make investments, including before we have fully invested the proceeds from this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interest of our stockholders. We have not yet determined whether, and to what extent, we will finance portfolio investments using debt. To the extent we incur debt, lenders may have claims on our assets that are superior to the claims of our stockholders, and we may grant a security interest in our assets in connection with our borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, increase the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets decreases, leveraging would cause the net asset value attributable to our common

Risk factors

stock to decline more than it otherwise would have had we not utilized leverage. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock. Such debt or securities would be governed by an instrument containing covenants restricting our operating flexibility. Certain of these covenants may impose asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the 1940 Act and could require us to liquidate investments at an inopportune time in order to maintain compliance with the covenants. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

It is likely that the terms of any long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

We may, in the future, seek to enter into a long-term or revolving credit or warehouse facility. The lender under any such facility may have fixed dollar claims on our assets that will likely be senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets. In addition, we may grant a security interest in our assets in connection with any such borrowing. We expect such a facility to contain customary default provisions such as a minimum net worth requirement, a profitability test and a restriction on changing our business and loan quality standards. An event of default under any credit facility would likely result, among other things, in the termination of the availability of further funds under that facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

As a BDC, we generally will not be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We are also generally prohibited under the 1940 Act from issuing securities convertible into voting securities without obtaining the approval of our existing stockholders.

Risk factors

Failure to invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy and maintaining our status as a business development company.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation as a business development company.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at inopportune times in order to comply with the 1940 Act. If we were forced to sell nonqualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our bylaws contain a provision exempting from the Control Share Acquisition Act under the Maryland General Corporation Law any and all acquisitions by any person of our shares of stock. If our board does not otherwise approve a business combination, the Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Additionally, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

Our board of directors may change our investment objective, operating policies and strategies without stockholder approval.

We have adopted a policy to invest, under normal circumstances, at least 80% of the value of our assets in U.S.-based companies in the media and/or technology industries. Our board of directors has the authority to modify this investment objective without receiving stockholder approval upon 60 days notice. In addition, our board of directors may modify or waive certain of our operating policies without prior notice and without stockholder approval. Notwithstanding this, absent stockholder approval, our board of directors may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the

Risk factors

same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we will be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by our investment adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

Our investment adviser can resign on 60 days’ notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the investment advisory agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

RISKS RELATED TO OUR INVESTMENTS

Our investments in private companies may be extremely risky and we could lose all or part of our investments.

Investments in private companies involve a number of significant risks, including the following:

➢	these companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to bankruptcy or liquidation and the loss of our equity investment;
➢	these companies typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;
➢	because these companies tend to be privately owned, there is generally little publicly available information about them; therefore, although our investment professionals will perform “due diligence” investigations on these companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses, prior to making investments in them;
➢	these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on their operations and, in turn, on us; and

Risk factors

➢	these companies generally have less predictable operating results, may from time-to-time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

A portfolio company’s failure to satisfy financial or operating covenants imposed by its lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our equity investment in such portfolio company. We may incur expenses to the extent necessary to seek recovery of our equity investment or to negotiate new terms with a financially distressed portfolio company.

We have not identified all of the portfolio companies in which we will invest the net proceeds of this offering.

Aside from the portfolio of investments that we intend to purchase in connection with this offering, our investments will be selected solely by our investment professionals. As a result, you will be unable to evaluate all of our specific portfolio company investments prior to purchasing shares of our common stock. Additionally, our investment professionals will select our investments subsequent to the closing of this offering, and you will not have input into the decision-making process that leads to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our shares.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. A consequence of our limited number of investments is that the aggregate returns we realize may be materially adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be focused in relatively few issuers.

Our investments will be concentrated within the media- and technology-related industries, which will subject us to a risk of significant loss if the media- or technology-related industries experience a market downturn.

We have adopted a policy to invest, under normal circumstances, at least 80% of the value of our assets in U.S.-based portfolio companies in the media and/or technology industries. As a result, a market downturn in media- or technology-related industries could materially adversely affect us. In order to change this investment policy, we are required to provide our stockholders with a minimum of 60 days’ notice.

Media- and technology-related industries are subject to many risks, including volatility, intense competition, decreasing product life cycles and periodic downturns.

We intend to invest in companies in media- and technology-related industries, some of which may have relatively short operating histories. The revenues, income (or losses) and valuations of media- and technology-related companies can and often do fluctuate suddenly and dramatically. Also, the media- and technology-related markets are generally characterized by abrupt business cycles and intense competition. In recent years, there has existed substantial excess capacity and there have been significant slowdowns in many sectors of the technology-related industry. In addition, this overcapacity, together with a cyclical economic downturn, resulted in substantial decreases in the market valuations of many technology-related companies. We can offer no assurance that such decreases in market valuations will not recur, or

Risk factors

that any future decreases in technology company valuations will be insubstantial or temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than companies in other industries.

In addition, because of rapid technological change, the average selling prices of products and some services provided by companies in media- and technology-related industries have historically decreased over their product lifecycles. As a result, the average selling prices of products and services offered by our portfolio companies may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.

The clean technology and alternative energy market is relatively new and untested and may fail to gain market acceptance.

We may make investments in portfolio companies that are involved in the development or production of clean technology or alternative energy sources. The success of these companies will depend on the level of market acceptance of alternative energy sources. The marketing of alternative energy sources on a national scale is a phenomenon new to this decade. The portion of the U.S. energy industry represented by alternative energy sources is still quite small. It is not possible to predict with assurance how large the market for alternative energy sources will become. If it does not continue to develop, the investments we make in portfolio companies engaged in clean technology and alternative energy may decline in value, and such companies may be unable to remain in business.

Our equity investments may become worthless.

We intend to invest principally in equity and equity-linked securities of private media- and technology-related companies. The equity interests we acquire may not appreciate in value and, in fact, may decline in value or become worthless. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Although we intend to invest primarily in equity securities issued by our portfolio companies, we also intend to invest in debt securities of selected portfolio companies. In some cases, portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. Such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company might not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on a pari passu basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy.

Risk factors

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the debt investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future debt investment in a new portfolio company may also be at lower yield than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. This risk would likely increase if interest rates were to decline. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

If our portfolio companies are unable or are required to devote significant resources to protecting their intellectual property rights, then the value of our investment could be reduced.

We intend to invest in media- and technology-related companies that, among other characteristics, are dependent on their intellectual property rights to operate their businesses. Intellectual property rights will often represent a significant portion of the collateral, if any, securing our investment. The portfolio companies will generally rely, in part, on patent, trade secret and trademark law to protect their intellectual property, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time-to-time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related equity and debt securities that we own, as well as any collateral securing our investment. If our portfolio companies cannot protect their intellectual property at a reasonable cost or at all, the value of our gross assets, our results of operations and financial performance could be adversely affected.

The lack of liquidity in, and potentially extended duration of, our investments may adversely affect our business, and will delay any distributions of gains, if any.

Our investments will generally not be in publicly-traded securities. Substantially all of the securities in which we intend to invest will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

In addition, because we will generally invest in equity and equity-linked securities, we do not expect liquidity events, if any, to occur with any regularity. In some cases, several years may pass before we have an opportunity to dispose of certain of our investments in equity securities even if such securities have appreciated in value. In addition, we can offer no assurance that appreciation will occur. It is likely that purchasers of our shares could wait for an extended period of time before any liquidity event, and any attendant distributions of gains, if any, may be realized.

Risk factors

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to increase or maintain in whole or in part our equity ownership percentage, exercise warrants, options or convertible securities that were acquired in the original or subsequent financing, or attempt to enhance the value of our investment.

We may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments. The failure to make follow-on investments may jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the requirements of maintaining our RIC tax status.

We do not intend to make control investments in our portfolio companies. As a result, we may not be able to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Generally, we will not take controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the equity and equity-linked investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

Resources could be expended in researching and negotiating investments that may never be consummated, even if memoranda of understanding or definitive agreements are reached, which could materially adversely affect subsequent attempts to make other investments.

It is anticipated that the investigation of each specific target portfolio company and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial time and attention and substantial costs for accountants, attorneys, and others. If a decision is made not to complete a specific investment, the costs incurred up to that point for the proposed portfolio investment likely would not be recoverable. Furthermore, even if an agreement is reached relating to a specific portfolio investment, up to and including the execution of a definitive agreement, we may fail to consummate the portfolio investment for any number of reasons including those beyond our control. Any such event will result in a loss to us of the related costs incurred.

RISKS RELATED TO THIS OFFERING

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

Before this offering, there was no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria for our value. Shares of closed-end management investment companies often trade at a discount to the initial public offering price due to sales loads, underwriting discounts and related offering expenses. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values

Risk factors

and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors prior to such issuance.

We cannot assure you that we will be able to successfully deploy the proceeds of our initial public offering within the timeframe we have contemplated.

We currently anticipate that substantially all of the net proceeds of our initial public offering will be invested in accordance with our investment objective within 12 months after the completion of our initial public offering. We cannot assure you, however, that we will be able to consummate any of the prospective investments for which we have non-binding memoranda of understanding, or, to otherwise locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of our initial public offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of our initial public offering within our contemplated timeframe after the completion of our initial public offering, our investment income and in turn our results of operations, will likely be materially adversely affected.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate and may decrease substantially. The price of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

➢	price and volume fluctuations in the overall stock market from time-to-time;
➢	investor demand for our shares;
➢	significant volatility in the market price and trading volume of securities of RICs, BDCs or other financial services companies;
➢	changes in regulatory policies or tax guidelines with respect to RICs or BDCs;
➢	failure to qualify as a RIC, or the loss of RIC status;
➢	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;
➢	general economic conditions and trends;
➢	fluctuations in the valuation of our portfolio investments;
➢	operating performance of companies comparable to us;
➢	market sentiment against media- and technology-related companies; or
➢	departures of key personnel of MediaTech Investment Management.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Risk factors

We will have broad discretion over the use of proceeds of this offering, to the extent it is successful, and will use proceeds in part to satisfy operating expenses.

Aside from the portfolio of investments we intend to acquire as part of this offering, we will have significant flexibility in applying the remaining proceeds of this offering and may use the proceeds in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses.

Investors in this offering will incur dilution.

Commissions and discounts payable to the underwriters, together with our organizational expenses and other expenses of this offering, will reduce the net proceeds of the offering available for us to invest. We also intend to issue shares of common stock in a private placement concurrent with the consummation of this offering, as well as in connection with the acquisition of the Initial Portfolio. These factors will result in immediate dilution of our net asset value per share following the offering, the concurrent private placement of shares and the acquisition of the Initial Portfolio, assuming ITU Ventures West elects to receive all of the purchase price in the form of shares of common stock, of approximately $1.05, or approximately $1.05 per share if the underwriters’ over-allotment option is exercised in full, in each case assuming a public offering price per share of $15.00, which is the mid-point of the estimated initial public offering price range on the cover page of the prospectus.

If a substantial number of shares becomes available for sale and are sold in a short period of time, the market price of our common stock could decline.

Upon completion of this offering, the concurrent private placement and our acquisition of the Initial Portfolio, assuming ITU Ventures West elects to receive all of the purchase price in the form of shares of our Common Stock, we will have 11,437,347 shares of common stock outstanding (or 12,937,347 shares of common stock outstanding if the underwriters fully exercise their option to purchase additional shares), in each case assuming a public offering price per share of $15.00, which is the mid-point of the estimated initial public offering price range on the cover page of the prospectus. Following the offering, sales of substantial amounts of our common stock, or the availability of shares for sale, could adversely affect the prevailing market price of our common stock. If this occurs and continues it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Forward-looking statements and projections

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

➢	our future operating results;
➢	our business prospects and the prospects of our prospective portfolio companies;
➢	the impact of investments that we expect to make;
➢	our contractual arrangements and relationships with third parties;
➢	the dependence of our future success on the general economy and its impact on the industries in which we invest;
➢	the ability of our prospective portfolio companies to achieve their objectives;
➢	our expected financings and investments;
➢	the adequacy of our cash resources and working capital; and
➢	the timing of cash flows, if any, from the operations of our prospective portfolio companies.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by
Section 27A of the Securities Act of 1933.

Use of proceeds

We estimate that the net proceeds we will receive from the sale of 10,000,000 shares of our common stock in this offering will be approximately $138,000,000, or approximately $158,925,000 if the underwriters fully exercise their over-allotment option, in each case assuming an initial public offering price of $15.00 per share, which represents the mid-point of the estimated initial public offering price range as set forth on the cover page of the prospectus after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $1,500,000 payable out of the proceeds of this offering, including reimbursement of approximately $500,000 of organizational and offering expenses that have been advanced by our investment adviser on our behalf. We estimate that the net proceeds to us from the concurrent private placement of shares will be approximately $1,050,000, assuming an offering price per share of $15.00, which represents the mid-point of the estimated initial public offering price range as set forth on the cover page of the prospectus. The amount of net proceeds may be more or less than the amount described in this prospectus depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the initial public offering, both of which will be determined at pricing. We may change the size of this offering based on demand and market conditions.

After satisfying the above-referenced uses, we plan to invest the remaining net proceeds of this offering and the concurrent private placement of shares in portfolio companies in accordance with our investment objectives and strategies described in this prospectus. Concurrent with this offering and the private placement of shares, we intend to purchase, pursuant to a securities purchase agreement with ITU Ventures West, a portfolio of equity investments in seven private technology-related companies for approximately
$20.5 million, payable in cash, in shares of our common stock, or in a combination of both. In addition, we may use up to $88.0 million of the proceeds from this offering and the concurrent private placement to acquire some or all of the investments for which we have non-binding memoranda of understanding. We may also use up to $20.0 million of the net proceeds of this offering and the concurrent private placement to make follow-on investments in the portfolio companies included in the Initial Portfolio. Finally, a portion of the proceeds may be used to fund other investment opportunities in our pipeline that are not currently subject to a letter of intent and have not yet been evaluated by our investment professionals.

We plan to invest the remaining net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within 12 months, depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. We expect that it will take more than three months to invest all of the proceeds of this offering, in part because privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring. During this period, we expect that we may have lower amount of interest income than when we are fully invested.

We cannot assure you we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a business development company — Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

Distributions

We intend to make distributions to our stockholders out of assets legally available for distribution. The timing and amount of our distributions, if any, will be determined by our board of directors. We intend to focus on making capital gains-based investments within the media- and technology-related markets. Because of our focus on equity investing, we expect that our dividend distributions, if any, will be subject to fluctuations.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2007 taxable year. We have adopted a taxable year end of December 31. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each taxable year an amount at least equal to the sum of (a) 98% of our ordinary income for the taxable year, (b) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the taxable year and (c) any ordinary income and net capital gains for preceding taxable years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. federal income tax considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We intend to make any distributions in the form of additional shares of our common stock under our dividend reinvestment plan, out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend reinvestment plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.

Capitalization

The following table sets forth:

➢	our actual cash and capitalization at June 30, 2007;
➢	our cash and capitalization as adjusted to reflect (a) the sale of our common stock in this offering at an assumed public offering price of $15.00 per share, which represents the mid-point of the estimated initial public offering price range as set forth on the cover page of the prospectus after deducting the estimated underwriting discounts and commissions and estimated organizational and offering expenses payable out of the proceeds of this offering; (b) the completion of the concurrent private placement of approximately 70,000 shares of common stock to G. C. Investments, LLC; and (c) no exercise of the underwriters’ over-allotment option of shares; and
➢	our cash and capitalization as adjusted to reflect (a) the sale of our common stock in this offering at an assumed public offering price of $15.00 per share, which represents the mid-point of the estimated initial public offering price range as set forth on the cover page of the prospectus after deducting the estimated underwriting discounts and commissions and estimated organizational and offering expenses payable out of the proceeds of this offering; (b) the completion of the concurrent private placement of approximately 70,000 shares of common stock to G. C. Investments, LLC; (c) the issuance of 1,367,247 shares of common stock in connection with our acquisition of the Initial Portfolio (assuming full exercise of the stock election thereunder); and (d) no exercise of the underwriters’ over-allotment option of shares.

You should read this table together with “Use of proceeds” and our balance sheet included elsewhere in this prospectus.

	As of June 30, 2007
	Actual	As Adjusted	Pro Forma As Adjusted
Assets:
Cash	$1,500	$139,051,500	$139,051,500
Investments	—	—	20,508,705
Total assets	$1,500	$139,051,500	$159,560,205
Stockholders’ equity:
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 100 shares outstanding, actual; 10,070,100 shares outstanding, as adjusted, 11,437,347 shares outstanding, pro forma, as adjusted	$1	$100,701	$114,373
Capital in excess of par value	1,499	138,950,799	$159,445,832
Total stockholders’ equity	$1,500	$139,051,500	$159,560,205

Dilution

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma net tangible book value per share after this offering the concurrent private placement and the acquisition of the Initial Portfolio. Net tangible book value per share is determined by dividing our net tangible book value, which is our total tangible assets less total liabilities, by the number of outstanding shares.

On June 30, 2007, our net tangible book value was $1,500, or approximately $15.00 per share. After giving effect to (a) the sale of the shares to be sold in this initial public offering, and the deduction of discounts and estimated expenses of this offering, (b) the completion of the concurrent private placement of approximately 70,000 shares of common stock to G. C. Investments, LLC, and (c) the issuance of approximately 1,367,247 shares to ITU Ventures West in connection with our acquisition of the Initial Portfolio, assuming ITU Ventures West elects to receive all of the purchase price in the form of shares of common stock, our pro forma net tangible book value would have been approximately $159,560,205, or $13.95 per share, representing an immediate decrease in net tangible book value of $1.05 per share or 7.0%, to shares sold in this offering. The foregoing assumes a public offering price per share of $15.00, which represents the mid-point of the estimated initial public offering price range set forth on the cover page of the prospectus. If the underwriters’ overallotment option is exercised in full, there would be an immediate decrease in net tangible book value of $1.05 per share or 7.0%, to shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis, taking into account the assumptions set forth above:

Offering Price	$15.00
Net tangible book value before this offering	$15.00
Decrease attributable to stockholders	$1.05
Pro forma net tangible book value after this offering, the concurrent private placement and the acquisition of the Initial Portfolio	$13.95
Dilution to stockholders (without exercise of the over-allotment option)	$1.05

Discussion of the company’s expected operating plans

OVERVIEW

We are a newly organized, externally managed, closed-end, non-diversified management investment company that intends to elect to be regulated as a business development company under the 1940 Act.

We intend to invest principally in the equity and equity-linked securities and, to a lesser extent, debt securities of primarily non-public U.S.-based media- and technology-related companies. Our investment objective is to maximize total return from capital appreciation and current income. Our primary emphasis will be to generate capital gains through our equity and equity-linked investments.

We expect our investments will generally include preferred stock, convertible debt and other forms of senior equity, as well as warrants and other instruments convertible into common stock. We also intend to make investments in senior and subordinated debt securities. While we will generally invest in non-public companies, we may also invest on an opportunistic basis in the publicly-traded debt and/or equity securities of public media- and technology-related companies.

We do not currently anticipate that the portion of our investment portfolio consisting of debt securities will represent greater than 50% of our total investment portfolio. Because of our focus on equity investing, we expect that our dividend distributions, if any, will be subject to fluctuations.

Concurrent with this offering, we intend to purchase, pursuant to a securities purchase agreement with ITU Ventures West, a portfolio of equity investments in seven private technology-related companies for approximately $20.5 million, payable in cash, in shares of our common stock, or a combination of both, which we refer to as our “Initial Portfolio.” Mr. Brownstein, our President and Chief Executive Officer and a Managing Partner of our investment adviser, and Mr. Schnel, a Managing Partner of our investment adviser, co-founded ITU Ventures, the manager of ITU Ventures West. In connection with our purchase of the Initial Portfolio, and assuming an offering price of $15.00, which is the mid-point of the estimated initial price range on the cover page of the prospectus, ITU Ventures West would receive 1,367,247 restricted shares in the event it elects to receive all of the purchase price in the form of common stock. We expect, however, that a portion of the consideration may be in the form of cash, but we cannot estimate this amount at the present time. We have been advised that the New Mexico State Investment Council, a limited partner in and the largest equity holder of ITU Ventures West, intends to elect to receive up to a maximum of 621,413 restricted shares of common stock as its share of the proceeds from the sale of the Initial Portfolio. In addition, the General Partner of ITU Ventures West, which is indirectly managed by Messrs. Brownstein and Schnel, intends to elect to receive approximately 82,989 restricted shares of common stock as its share of the proceeds from the sale of the Initial Portfolio. See “Business — Initial portfolio” and “Portfolio companies” for more information regarding the portfolio investments we expect to be included in the Initial Portfolio and the securities purchase agreement.

In addition, we have entered into non-binding memoranda of understanding with ten prospective portfolio companies pursuant to which we may invest up to $88.0 million in such companies. See “Business —
Additional prospective portfolio companies” for more information regarding these non-binding agreements.

Following our acquisition of the Initial Portfolio, we may fund an aggregate of up to $20.0 million in additional investments in the companies comprising the Initial Portfolio. However, we are not obligated to make any follow-on investments in the portfolio companies that comprise the Initial Portfolio. We may also use a portion of the proceeds to fund other investment opportunities in our pipeline that are not currently subject to a letter of intent and have not yet been evaluated by our investment professionals.

Discussion of the company’s expected operating plans

CONCURRENT PRIVATE OFFERING AND DIRECTED SHARE PROGRAM

Concurrent with the closing of the public offering, and assuming an offering price per share of $15.00, which is the mid-point of the estimated initial public offering price range on the cover page of the prospectus, we intend to issue approximately 70,000 restricted shares of our common stock to G.C. Investments, LLC in a private placement exempt from registration under the Securities Act of 1933. No underwriting discounts or commissions will be paid in respect of these shares.

In addition, the underwriters will reserve up to 500,000 shares from this offering for sale, directly or indirectly, to our directors and executive officers, and to certain other parties affiliated with our investment adviser.

INCOME

We plan to generate income primarily in the form of capital gains through the appreciation in the value of our equity positions and warrants or other equity instruments that we may receive when we make investments in media- and technology-related companies. The level of income that we generate will be largely dependent on economic, regulatory and competitive factors that influence new investment activity, the success of our portfolio companies in achieving certain financial milestones, our ability to sell our investments for cash, and our ability to secure equity capital for our investment activities. We will likely be unable to predict the timing and amount of any capital gains we may receive from our portfolio investments. Accordingly, the income we generate, if any, from our equity investments will likely be subject to significant fluctuations.

We also plan to generate revenue in the form of interest payable on the debt securities that we hold and capital gains and distributions, if any, on the equity interests that we may acquire in portfolio companies. We expect our debt investments, whether in the form of mezzanine loans or senior secured loans, to have a term of three to seven years and to bear interest at either fixed or floating rates. Interest on debt securities will generally be payable by our portfolio companies on a quarterly or semiannual basis. In some cases, we will also defer payments of interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees. Loan origination fees, original issue discount and market discount will be capitalized, and we will then amortize such amounts as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination fees will be recorded as interest income. We will record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

EXPENSES

Our primary operating expenses will be the payment of a management fee under the investment advisory agreement and the allocable portion of overhead and other expenses incurred by MediaTech Investment Management in performing its obligations under the administration agreement. Our investment management fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. See “Business — Investment strategy,” “Investment adviser,” and “Investment adviser — Administration agreement.” We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

➢	offering and organization;
➢	the cost of calculating our net asset value;
➢	the cost of effecting sales and repurchases of shares of our common stock and other securities;
➢	management and incentive fees payable pursuant to the investment advisory agreement;

Discussion of the company’s expected operating plans

➢	fees payable to third parties relating to, or associated with, making investments (including third-party valuation firms);
➢	transfer agent and custodial fees;
➢	federal and state registration fees;
➢	any exchange listing fees;
➢	federal, state and local taxes;
➢	independent directors’ fees and expenses;
➢	brokerage commissions;
➢	costs of proxy statements, stockholders’ reports and notices;
➢	fidelity bond, liability insurance and other insurance premiums; and
➢	printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our investment adviser or us in connection with administering our business, including third-party costs related to the investigation and monitoring of our investments and payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by our investment adviser in performing its obligations under the administration agreement, including rent and the allocable portion of the compensation of our Chief Financial Officer/Chief Compliance Officer and his staff.

Prior to this initial public offering, our investment adviser has agreed to advance approximately $500,000 to fund our organizational and offering expenses. We will use a portion of the net proceeds from this offering to fully reimburse our investment adviser for these expenses.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

We will generate cash primarily from the net proceeds of this offering, the concurrent private placement and any future offerings of securities and cash flows from fees, interest and dividends earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of funds will be investments in portfolio companies, payment of our expenses and cash distributions to holders of our common stock. Immediately after this offering and the concurrent private placement, we expect to have cash resources in excess of $139,051,500, assuming an offering price per share of $15.00, which represents the mid-point of the estimated initial public offering price range as set forth on the cover page of the prospectus, and no indebtedness. This figure assumes that ITU Ventures West will elect to receive the entire purchase price of the Initial Portfolio in restricted shares of our common stock. We expect, however, that a portion of the consideration may be in the form of cash, but we cannot estimate this amount at the present time. See “Use of proceeds.”

We may borrow funds to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders, though we have not decided whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock.

DISTRIBUTION POLICY

We intend to make distributions to our stockholders out of assets legally available for distribution. The timing and amount of our distributions, if any, will be determined by our board of directors. We intend

Discussion of the company’s expected operating plans

to focus on making capital gains based investments within the media- and technology-related industries. Because of our focus on equity investing, we expect that our dividend distributions, if any, will be subject to fluctuations.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2007 taxable year. We have adopted a taxable year end of December 31. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each taxable year an amount at least equal to the sum of (a) 98% of our ordinary income for the taxable year, (b) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the taxable year and (c) any ordinary income and net capital gains for preceding taxable years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. federal income tax considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We intend to make any distributions in the form of additional shares of our common stock under our dividend reinvestment plan, out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend reinvestment plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.

CONTRACTUAL OBLIGATIONS

We have entered into two contracts under which we have material future commitments, the investment advisory agreement, pursuant to which MediaTech Investment Management has agreed to serve as our investment adviser, and the administration agreement, pursuant to which MediaTech Investment Management has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations. Payments under the investment advisory agreement in future periods will be equal to (a) a base management fee of 2.0% of the value of our gross assets and (b) an incentive fee based on our performance. Payments under the administration agreement will be based upon our allocable portion of overhead and other expenses incurred by our investment adviser in performing its obligations under the administration agreement, including the compensation of our Chief Financial Officer/Chief Compliance Officer and his staff. Our investment adviser will enter into the sub-administration agreement, with ITU Investment Management, LLC, an affiliate of ITU Ventures, pursuant to which ITU Investment Management, LLC will provide us with office space and a substantial portion of the administrative services required under our administration agreement. Under the sub-administration agreement our investment adviser will reimburse ITU Investment Management, LLC for its allocable portion of expenses borne in connection with providing us with office and these administrative services. We are not a party to

Discussion of the company’s expected operating plans

the sub-administration agreement and are not obligated to make payments to ITU Investment Management, although we will be required to reimburse our investment adviser for certain costs it incurs under the sub-administration agreement. See “Investment adviser — Administration agreement” and “ — Sub-administration agreement.” For a discussion of the estimated amount of our obligations under these contracts based on a number of assumptions, see “Fees and expenses.” Each of these contracts may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other.

CRITICAL ACCOUNTING POLICIES

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the U.S., or GAAP. The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of portfolio investments

As a business development company, we will generally invest in illiquid equity and debt securities of privately-owned companies. Under procedures established by our board of directors, we intend to value investments for which market quotations are readily available at such market quotations. We will obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). Equity and debt securities that are not publicly-traded or whose market prices are not readily available will be valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates. With respect to unquoted securities, our board of directors, together with input from our independent valuation advisers, if any, will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, our board will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had readily available market values existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

➢	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;
➢	preliminary valuation conclusions will then be documented and discussed with the members of our board of directors;
➢	if a third-party valuation firm is engaged by our board of directors, it will review these preliminary valuations;

Discussion of the company’s expected operating plans

➢	our board of directors will review the preliminary valuation and our investment adviser and independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the board of directors; and
➢	our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of our investment adviser and the third-party valuation firm, if applicable.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments.

Equity and equity-linked securities. Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. The board of directors, in its analysis of fair value, will consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, liquidation preferences or in limited instances book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or related items.

The board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. The determined fair values may be discounted to account for restrictions on resale and minority positions. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, we will allocate the cost basis in the investment between debt securities and nominal cost equity at the time of origination. We will subsequently value the warrants at fair value.

Loans and debt securities. For loans and debt securities, fair value generally approximates cost unless there is a reduced value or overall financial condition of the portfolio company or other factors indicate a lower fair value for the loan or debt security. Generally, in arriving at a fair value for a debt security or a loan, the board of directors may focus on various factors, including the portfolio company’s ability to service and repay the debt and considers its underlying assets. With respect to a convertible debt security, the board of directors may also analyze the excess of the value of the underlying security over the conversion price as if the security was converted when the conversion feature is “in the money” (appropriately discounted, if restricted). If the security is not currently convertible, the use of an appropriate discount in valuing the underlying security may be considered. If the value of the underlying security is less than the conversion price, the board of directors may focus on the portfolio company’s ability to service and repay the debt.

Discussion of the company’s expected operating plans

Net realized gains or losses and net change in unrealized appreciation or depreciation

We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Business

THE COMPANY

We are a newly organized, externally managed, closed-end, non-diversified management investment company that intends to elect to be regulated as a business development company under the 1940 Act.

We intend to invest principally in the equity and equity-linked securities and, to a lesser extent, debt securities of primarily non-public U.S.-based media- and technology-related companies. Our investment objective is to maximize total return from capital appreciation and current income. Our primary emphasis will be to generate capital gains through our equity and equity-linked investments.

We expect our investments will generally include preferred stock, convertible debt and other forms of senior equity, as well as warrants and other instruments convertible into common stock. We also intend to make investments in senior and subordinated debt securities. While we will generally invest in non-public companies, we may also invest on an opportunistic basis in the publicly-traded debt and/or equity securities of public media- and technology-related companies.

We do not currently anticipate that the portion of our investment portfolio consisting of debt securities will represent greater than 50% of our total investment portfolio. Because of our focus on equity investing, we expect that our dividend distributions, if any, will be subject to fluctuations.

We intend to make investments in established companies having annual revenues of less than $100.0 million and/or an equity capitalization of less than $200.0 million. We expect that our investments will generally range from $3.0 million to $20.0 million in invested capital, although this investment size may increase in the future as our capital base grows. However, we expect that our initial portfolio upon consummation of this offering will consist primarily of investments of between $1.3 million and $5.5 million each. We may, from time to time, participate in transactions where we are deemed to “control” a portfolio company as defined in the 1940 Act.

Our investment adviser’s senior investment professionals are Chad Brownstein, our President and Chief Executive Officer, Leslie Bider, a member of our board of directors, and Jonah Schnel, a Managing Partner of our investment adviser. Messrs. Brownstein and Schnel, through ITU Ventures and its affiliated funds, have invested in 38 technology-related companies and exited eight investments since 2000. These exits have included the sale of portfolio investments to public companies, such as Nokia Corp., Advanced Micro Devices, Inc., Xilinx, Inc., Weyerhaeuser Company, KLA-Tencor Corporation and Advanced Power Technology, Inc.

Our investment professionals maintain a network of relationships with individuals who have significant experience in the media- and technology-related industries. We believe this network will aid us in generating investment leads and providing access to outside experts who can assist in our analysis of investment opportunities. We will also benefit from the relationships, expertise and contacts of our board of directors and our technology advisory committee. R. Glenn Hubbard, Dean of the Columbia Business School and former Chairman of the U.S. Council of Economic Advisers, serves as Chairman of our board of directors. Balan Nair, Chief Technology Officer of Liberty Global, Inc. and former Chief Technology Officer of AOL LLC, will serve as Chairman of our technology advisory committee.

We have adopted a policy to invest, under normal circumstances, at least 80% of the value of our assets in U.S.-based companies in the media and/or technology industries. This policy may only be changed with 60 days’ prior notice to our stockholders. We refer to these companies collectively as “media- and technology-related companies.” In some cases a portfolio company may participate in both the media and technology industries, but this is not a requirement. The table below depicts the primary sub-industries in which we intend to focus our investments:

Business

Media-related	Technology-related
Animation/Computer graphics	Alternative energy/Clean technology
Broadcasting/Services	Internet
Media copyrights	Semiconductors/Hardware
Media rights	Software systems
Web 2.0	Technology support services
Wireless services

Concurrent with this offering, we intend to purchase, pursuant to a securities purchase agreement with ITU Ventures West, a portfolio of equity investments in seven private technology-related companies for approximately $20.5 million, payable in cash, in shares of our common stock, or a combination of both, which we refer to as our “Initial Portfolio.” Mr. Brownstein, our President and Chief Executive Officer and a Managing Partner of our investment adviser, and Mr. Schnel, a Managing Partner of our investment adviser, co-founded ITU Ventures, the manager of ITU Ventures West. In connection with our purchase of the Initial Portfolio, and assuming an offering price per share of $15.00, which is the mid-point of the estimated initial public offering price range on the cover page of the prospectus, ITU Ventures West would receive 1,367,247 restricted shares in the event it elects to receive all of the purchase price in the form of common stock. We expect, however, that a portion of the consideration may be in the form of cash, but we cannot estimate this amount at the present time. We have been advised that the New Mexico State Investment Council, a limited partner in and the largest equity holder of ITU Ventures West, intends to elect to receive up to a maximum of 621,413 restricted shares of common stock as its share of the proceeds from the sale of the Initial Portfolio. New Mexico State Investment Council is a state-sponsored investment fund that manages approximately $15.1 billion in assets. In addition, the General Partner of ITU Ventures West, which is indirectly managed by Messrs. Brownstein and Schnel, intends to elect to receive approximately 82,989 restricted shares of common stock as its share of the proceeds from the sale of the Initial Portfolio. See “Portfolio Companies” for more information regarding the portfolio investments we expect to be included in the Initial Portfolio and the securities purchase agreement.

In addition, we have entered into non-binding memoranda of understanding with ten prospective portfolio companies pursuant to which we may invest up to $88.0 million in such companies. See “Business — Additional prospective portfolio companies” for more information regarding these non-binding agreements.

Following our acquisition of the Initial Portfolio, we may fund an aggregate of up to $20.0 million in additional investments in the companies comprising the Initial Portfolio. However, we are not obligated to make any follow-on investments in the portfolio companies that comprise the Initial Portfolio. We may also use a portion of the proceeds to fund other investment opportunities in our pipeline that are not currently subject to a letter of intent and have not yet been evaluated by our investment professionals.

As a business development company, we will be required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in the securities of eligible portfolio companies based in the U.S. See “Regulation as a business development company.” In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Material U.S. federal income tax considerations.” As a RIC we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends.

Our executive offices are located at 1900 Avenue of the Stars, Suite 2701, Los Angeles, CA 90067, and our telephone number is (310) 777-5900.

Business

CONCURRENT PRIVATE OFFERING AND DIRECTED SHARE PROGRAM

Concurrent with the closing of the public offering, and assuming an offering price per share of $15.00, which is the mid-point of the estimated initial public offering price range on the cover page of the prospectus, we intend to issue approximately 70,000 restricted shares of our common stock to G.C. Investments, LLC in a private placement exempt from registration under the Securities Act of 1933. No underwriting discounts or commissions will be paid in respect of these shares.

In addition, the underwriters will reserve up to 500,000 shares from this offering for sale, directly or indirectly, to our directors and executive officers, and to certain other parties affiliated with our investment adviser.

MEDIATECH INVESTMENT MANAGEMENT, LLC

Our investment activities will be managed by MediaTech Investment Management pursuant to an investment advisory agreement. MediaTech Investment Management will be an investment adviser that is registered under the Advisers Act prior to the completion of this offering. For information regarding MediaTech Investment Management, see “Investment adviser.” Under the investment advisory agreement, we have agreed to pay MediaTech Investment Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment adviser — Overview of our investment adviser — Management fee.”

Our investment adviser is led by its Managing Partners, Mr. Brownstein, our President and Chief Executive Officer, Mr. Bider, a member of our board of directors, and Mr. Schnel. Mr. Schneider serves as Chief Financial Officer and Chief Compliance Officer for both us and our investment adviser. Dr. Akin serves as Chief Technology Officer of our investment adviser, and Mr. Lane serves as a Principal of our investment adviser who primarily focuses on debt investments. See “Investment adviser.” Messrs. Brownstein, Schnel and Schneider also serve in similar capacities for our affiliate, ITU Ventures, a private equity firm focusing on investments in technology-related companies. See “Business — About ITU Ventures.”

Summary background information on our senior investment professionals, as well as Messrs. Schneider and Lane and Dr. Akin, follows:

➢	Chad Brownstein. Mr. Brownstein co-founded and has served as a Managing Partner of ITU Ventures since 2000. Prior to founding ITU Ventures, Mr. Brownstein was employed in the Merchant Banking and Investment Banking Divisions at Donaldson, Lufkin and Jenrette, Inc.
➢	Leslie Bider. Mr. Bider joined ITU Ventures as Chief Strategist in 2007. He has significant experience in the media, entertainment and consumer-related technology markets, most recently as Chairman and Chief Executive Officer of Warner Chappell Music, Inc., one of the world’s largest music publishing companies, from 1987 to 2005. Mr. Bider also served as Chief Financial Officer and Chief Operating Officer of Warner Bros. Music from 1981 to 1987.
➢	Jonah Schnel. Mr. Schnel co-founded and has served as a Managing Partner of ITU Ventures since 2000. Prior to founding ITU Ventures, Mr. Schnel served as an investment manager for SunAmerica, Inc.
➢	Steven Schneider. Mr. Schneider has served as Chief Financial Officer of ITU Ventures since 2000. Prior to joining ITU Ventures, Mr. Schneider served as a Vice President and Assistant Controller at SunAmerica, Inc., as well as Controller for SunAmerica, Inc.’s commercial real estate portfolio. Mr. Schneider is a certified public accountant and is a CFA charter holder.
➢	H. Cahit Akin, Ph.D. Dr. Akin has served as a venture partner and principal of ITU Ventures since 2001. Dr. Akin is responsible for evaluating the investment merits of the specific technology-related products, services and markets of prospective portfolio companies. Prior to joining ITU Ventures, Dr. Akin managed the Adaptive Systems Laboratory at the University of California San Diego.

Business

➢	Scott Lane. Mr. Lane has served as a Principal for our investment adviser since July 2007. Prior to joining our investment adviser, Mr. Lane served as a Senior Vice President at Bank of America where he was responsible for and assisted with the development, arrangement, structuring and managing of mid to upper middle market senior debt transactions.

Upon consummation of this offering, we expect that MediaTech Investment Management will employ a total of eight investment professionals, including its three senior investment professionals. MediaTech Investment Management may hire additional investment professionals, based upon its needs, subsequent to completion of this offering.

ABOUT ITU VENTURES

ITU Ventures, LLC, a California-based private equity firm that has managed a family of private funds focused on investments in technology-related companies, was founded in 2000 by Mr. Brownstein, our President and Chief Executive Officer and Managing Partner of our investment adviser, and Mr. Schnel, a Managing Partner of our investment adviser. Our other investment professionals, including Messrs. Bider and Schneider and Dr. Akin, also are employed by or affiliated with ITU Ventures. Since its inception, the funds managed by ITU Ventures, collectively, have made 128 total investments, including follow-on investments, in 38 portfolio companies. As of December 31, 2006, funds managed by ITU Ventures had approximately $49.8 million in total invested capital, all of which consisted of investments in technology-related companies. Third-party investors, including private equity and venture capital firms and corporations, invested over $180.0 million in the portfolio companies in which we made investments.

Set forth below are the entities currently managed by ITU Ventures and its affiliates. Each of these funds has been fully invested and is no longer seeking additional capital for investment purposes. As a result, we do not anticipate competing with any of the below listed funds for prospective investment opportunities.

Name	Investment Focus	Status	Total Capital(1)
ITU Ventures LLC	Technology	Fully Invested	$35.6
ITU Ventures Colorado I, LP	Technology	Fully Invested	$9.8
ITU Ventures West I, LP	Technology	Fully Invested	$31.5
ITU Ventures III, LP(2)	Technology	Fully Invested	$18.1

(1)	Total capital represents the total capital, in millions, invested by all partners as of December 31, 2006.
(2)	Includes parallel fund, ITU Ventures III NM, LP.

MARKET OPPORTUNITY

We believe that there exist significant and continuing opportunities both to originate private equity and debt investments in media- and technology-related companies and to participate in similar transactions originated by private equity firms with which our senior investment professionals have existing relationships. In light of the costs associated with operating a public company, we believe that many media- and technology-related companies with strong balance sheets, stable revenues and efficient operating structures may choose to remain private. The decision to remain private, in turn, raises issues of access to capital for growth and acquisitions and other advisable uses. We believe that the market for media- and technology-related products and services has historically been characterized by continual change, which creates an ongoing need for capital within that marketplace. We believe that our focus on U.S.-based media- and technology-related companies corresponds to a market opportunity to meet the capital requirements of a growing number of businesses that may have in the past opted to seek financing in the public equity markets.

Business

COMPETITIVE ADVANTAGES

We believe that we will have the following competitive advantages over other providers of capital to U.S.-based media- and technology-related companies:

Experienced, professional management team.  Our investment professionals have a broad range of experience and capabilities in media, technology, finance, operations and entrepreneurship, and, have consummated highly complex transactions at many different stages of a company’s development involving all levels of a company’s capital structure. Furthermore, our investment professionals have specific experience with the intellectual property and technology transfer and commercialization processes applicable to media- and technology-related companies. We believe that our investment professionals’ focus on oversight of and investments in portfolio companies, coupled with their understanding of and experience in setting technical and operational milestones will enable us to structure investments creatively to meet the precise needs of our current and prospective portfolio companies.

Network of strategic advisers and technical resources.  Our investment professionals have developed a network of contacts in the research community and established relationships with corporations to support our investment program. Our advisory network includes university faculty with whom we have formal arrangements to procure and analyze investment opportunities. Among our faculty advisors are:

➢	Professor Nicholas Bambos, Ph.D., Chair of Stanford University’s Network Architecture and Performance Engineering Research group;
➢	Professor Pradeep Khosla, Ph.D., Dean of the College of Engineering at Carnegie Mellon University; and
➢	Professor Ron Graham, Ph.D., Chairman of Computer and Information Science at the University of California at San Diego and former Chief Scientist at AT&T.

In addition to our faculty advisors, we maintain a strategic advisory network of industry professionals that includes:

➢	Balan Nair, Chief Technology Officer for Liberty Global, Inc. and former Chief Technology Officer of AOL LLC, who is Chairman of our technology advisory committee;
➢	Marc Holtzman, Vice Chairman of ABN Amro Bank, N.V.; and
➢	Janpieter Scheerder, former President of Network Storage of Sun Microsystems, Inc.

See “Business — Technology Advisory Committee” for more information.

In addition, our investment adviser utilizes the services of the following individuals, whom we refer to as our “entrepreneurs in residence:”

➢	Adam Shaw, former Senior Vice President of Distribution for the NFL Network; and
➢	Rick Franz, former Vice President of Technology and Planning for QLogic Corporation.

See “Management — Entrepreneurs in residence” for more information.

Through investment and co-investment with major corporations, such as First Data Corp., Agilent Technologies, Inc., Freescale Semiconductor, Inc., Cadence Design Systems, Inc., Xilinx, Inc. and Boeing Company, our investment professionals have developed a network that allows them to better identify and evaluate emerging technologies and investment opportunities. Through these relationships we seek to share information regarding emerging media and technology trends and competitive intelligence. In addition, we believe that the relationships our investment professionals have with this network provide us with opportunities to make investments with limited competition.

Business

In addition, the DIRECTV Group may invest alongside us in companies in which we intend to invest that are active in the cable or satellite television industries or that provide media- or technology-related products or services to those industries, to the extent permitted under applicable law. We may also enter into an information sharing arrangement with The DIRECTV Group, to the extent permitted by applicable law.

Emphasis on direct origination.  We focus on originating investments directly with companies as opposed to making investments that were originated by other financial intermediaries. We believe this provides us with benefits including greater access to management teams, enhanced due diligence opportunities, meaningful involvement in transaction structuring and a better opportunity to negotiate the pricing and other terms of investments including board representation or observation rights. This allows us to tailor creative solutions for clients and position ourselves as a preferred investor.

Industry expertise.  We intend to concentrate our investments in U.S.-based media- and technology-related companies. Our investment professionals have expertise in assessing the investment merits of intellectual property assets held by such media- and technology-related companies. As a result, we believe our focus and experience provides us with a competitive advantage over investors with broader investment mandates. In addition, we believe that our specialization within the media- and technology-related industries enables us to monitor our investments in portfolio companies and to advise portfolio companies on strategy, development and exit opportunities more effectively than less specialized investors.

Established market presence.  We believe that our investment professionals have established themselves as recognized market participants in identifying, developing and exiting investments in media- and technology-related businesses. For example, since 2000, Messrs. Brownstein and Schnel have, through ITU Ventures and its affiliated funds, completed investments in 38 technology-related companies. In addition, our investment professionals have focused their efforts in geographic regions, such as southern California, where we believe university research, media companies and internet properties converge to create a fertile growth market for investment opportunities.

INVESTMENT STRATEGY

Our board of directors has adopted an investment strategy which features the following characteristics:

Adherence to our investment principles.  We seek investments in companies that:

➢	are attractively priced;
➢	have technologies or products that extend, accelerate, or disrupt identified markets;
➢	have access to non-dilutive sources of capital, such as research and development grants from governmental agencies;
➢	provide multiple potential exit strategies that can be identified prior to investing; and
➢	have positive cash flows and meaningful growth prospects.

Use of our extensive corporate, private equity and university relationships to source deals.  We will access investments through the extensive relationships our investment professionals have within the media- and technology-related community. These channels include:

➢	Corporations. Our investment professionals maintain strong relationships with corporations operating in the media- and technology-related industries that we believe will provide us with access to investment opportunities, including spin-offs and spin-outs.
➢	Private equity firms. Our investment professionals have strong relationships with established private equity and venture capital firms that should provide us with sources of investment opportunities and access to additional capital on behalf of our portfolio companies.

Business

➢	Universities. Our investment professionals have developed extensive relationships with universities throughout the U.S. We intend to leverage our university relationships to provide us with referrals for investment opportunities.

Proactive sponsorship.  We believe the varied experience of our investment professionals enhances our ability to proactively support our portfolio companies. We also generally expect to receive board seats or board observation rights in connection with our equity investments in our portfolio companies.

Foundation investing.  Our senior investment professionals have developed a strategy, which we refer to as Foundation Investing, whereby we will serve as a multi-source financial solution providing targeted investments across the capital structure to our portfolio companies, including both equity and debt financing. Foundation Investing involves a milestone-based funding plan for each investment, which we believe limits the amount of capital at risk in connection with a specific milestone, imposes additional discipline on management and provides the ability to reassess our financial exposure if a milestone is not achieved.

INVESTMENT SELECTION

Due diligence process

MediaTech Investment Management’s management team, who will be tasked with assessing potential investment opportunities, not only have broad experience in finance and accounting, but they also have relevant experience in mechanical, electrical engineering, media and entertainment and computer science. They will seek investment opportunities that are consistent with our investment strategy. Based on our experience, we expect that less than one quarter of potential transactions considered by our investment professionals will progress to the point where substantial due diligence is conducted.

When an investment opportunity arises, our investment adviser assembles a deal team to develop an analytical framework for conducting due diligence. All of the investment professionals assigned to the deal team meet regularly to review the analytical framework, technical considerations, operational issues and transaction strategy. Separate periodic meetings are held to review investment opportunities and make investment decisions. The investment team will make a recommendation to our senior investment professionals regarding whether the proposed investment is consistent with our investment strategy and whether we should consider pursuing it.

Our investment adviser may also consult with our network of strategic advisors to obtain an evaluation of the proposed investment from experts in a given field. These technical resources combined with our investment adviser’s industry relationships are intended to make us aware of various developments that may conflict with the technology roadmap of the prospective portfolio company’s business plan.

Investment structures

We intend to invest primarily in equity securities, although we will generally condition any follow-on investments in existing portfolio companies around agreed-upon milestones, which we believe will allow us to mitigate financial exposure during periods of high growth and technical and operational risk. In addition, we intend for our portfolio to have a meaningful debt component to allow us to earn more predictable interest income. We may, from time to time, participate in transactions where we are deemed to “control” a portfolio company, as such term is defined in the 1940 Act.

Equity and equity-linked investments.  We expect that our equity investments will generally take the form of preferred stock, warrants, other forms of senior equity and convertible notes. We will seek to limit our exposure under our equity investments by structuring them with characteristics such as customary anti-dilution protection and preemptive rights. In some cases we may also invest in equity-linked securities that have a dividend component. In connection with our equity investments, we expect to require board representation or observation rights in our portfolio companies and to be actively involved

Business

in the strategic direction of our portfolio companies. This will include setting specific financial milestones for our portfolio companies to meet and structuring our investments in them according to their specific needs at different stages in their development. In many cases, we will also obtain liquidation preference rights and registration rights in connection with these equity securities, which may include demand and “piggyback” registration rights.

We intend to mitigate the dilutive effects of future equity issuances by anticipating our capital needs, participating in future rounds of financing and working with management to determine the precise future capital needs of our portfolio companies.

In the future, we may seek to exit our equity investments through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s common stock or by exercising our right, if any, to require that the portfolio company repurchase the securities we hold.

Debt investments.  With respect to debt investments, we intend to primarily offer senior secured debt financing and, to a lesser extent, mezzanine or subordinated debt financing, to media- and technology-related companies. We expect our debt investments, whether in the form of mezzanine loans or senior secured loans, to have a term of three to seven years and to bear interest at either fixed or floating rates. Interest on debt securities will generally be payable by our portfolio companies on a quarterly or semiannual basis. In some cases, we will also defer payments of interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. We may also make opportunistic investments such as purchasing existing loan portfolios from private equity or venture capital firms.

In connection with our senior debt investments we will usually hold a first priority security interest in the assets pledged as collateral. We may also impose covenants relating to the portfolio company’s cash flows and capital structure, among other things. In addition we may tie any senior debt financing to the financing of specific assets. In connection with our subordinated debt investments, we will seek to limit the downside risks in our debt investments by negotiating agreements with terms that are designed to protect our investments while affording our portfolio companies flexibility in managing their businesses. Specifically, we may structure our investments with restrictive affirmative and negative covenants, default penalties, lien protection, equity calls, take control provisions, change in control provisions and board rights.

We expect that from time to time we may invest in companies that are highly leveraged and, in most cases, the companies will not be rated by a national rating agency.

ONGOING RELATIONSHIPS WITH OUR PORTFOLIO COMPANIES

In connection with investments that we make, we will seek to be actively involved in the strategic direction of our portfolio companies and in key management decisions, generally through obtaining representation on the portfolio company’s board of directors as well as maintaining informal communication and providing more formal managerial assistance. Our involvement is expected to include introducing our portfolio companies to strategic partners, technical advisors, customers and suppliers as well as helping to build experienced management teams.

We intend to obtain comprehensive information rights, including, with respect to, financial statements, budgets and other corporate documents, from our portfolio companies. This information will allow us to effectively assist our portfolio companies in monitoring their financial progress, internal controls and other operational activities. We believe such monitoring enhances our ability to manage our investment in the company and limit our risk exposure.

Finally, we intend to monitor and assist our portfolio companies by meeting with significant customers, attending tradeshows and helping maintain competitive industry knowledge.

Business

TECHNOLOGY ADVISORY COMMITTEE

Upon the consummation of this offering, we plan to form a technology advisory committee, composed of established professionals within the media- and technology-related industries. These individuals will assist us in identifying and evaluating potential investment opportunities. Included within the technology advisory committee will be approximately 14 members of both the corporate and academic communities, including the six individuals listed below. We expect the members of our technology advisory committee to generally be available to discuss developments within the media- and technology-related industries. Balan Nair has agreed to serve as Chairman of the technology advisory committee.

Industry Advisers	Faculty Advisers
Balan Nair, Chief Technology Officer of Liberty Global, Inc.	Nicholas Bambos, Ph.D., Stanford University
Marc Holtzman, Vice Chairman of ABN Amro Bank, N.V.	Pradeep Khosla, Ph.D., Carnegie Mellon University
Janpieter Scheerder, former President of Network Storage of Sun Microsystems, Inc.	Ron Graham, Ph.D., University of California at San Diego

INITIAL PORTFOLIO

Concurrent with this offering, we intend to purchase, pursuant to a securities purchase agreement with ITU Ventures West, a portfolio of equity investments in seven private technology-related companies for approximately $20.5 million, payable in cash, in shares of our common stock, or a combination of both. The purchase price reflects (a) the aggregate cost of the investments included in the Initial Portfolio, plus (b) the allocable portion of expenses attributable to managing the investments included in the Initial Portfolio. ITU Ventures West would receive approximately 1,367,247 restricted shares in the event it elects to receive all of the purchase price in the form of common stock, assuming an offering price per share of $15.00, which represents the mid-point of the estimated initial public offering price range as set forth on the cover page of the prospectus.

On August 20, 2007, our board of directors, including a majority of our independent directors, approved the securities purchase agreement and the acquisition of the Initial Portfolio contemplated thereby. In approving the securities purchase agreement, our board of directors, including a majority of our independent directors, also determined that the aggregate purchase price of the Initial Portfolio did not exceed the fair value of the Initial Portfolio as of such date. In making its determination, our board of directors was assisted by a third-party valuation firm, which provided assurance that the purchase price is not unreasonable.

In connection with the securities purchase agreement, our investment adviser has entered into a contingency payment agreement with ITU Ventures West, pursuant to which our investment adviser has agreed to pay ITU Ventures West an amount approximately equal to 20.0% of the excess, if any, of (a) any increase in the fair value of the investments comprising the Initial Portfolio, when compared to the purchase price, during the 18 months following the acquisition of the Initial Portfolio, over (b) an amount equal to the value of the investments comprising the Initial Portfolio, assuming a 20.0% internal rate of return during such 18-month period. This payment is the obligation of our investment adviser, not us, and is only payable when, and, solely to the extent, our investment adviser receives any incentive fees.

Set forth below is summary information regarding the investments that comprise the Initial Portfolio. See “Portfolio Companies” for additional information.

Business

Company	Industry	Acquisition Cost		Type of Security
Catalytic, Inc.	Programming language translation	$1,254,452	(1)	Convertible Preferred Stock/Warrants
Chip Estimate Corporation	Software	$3,177,411		Convertible Preferred Stock/Warrants
Comet Solutions, Inc.	Product lifecycle management	$2,588,908	(2)	Convertible Preferred Stock
Holochip Corporation	Optics	$1,826,329		Convertible Preferred Stock
Pivotal Systems, Inc.	Semiconductor metrology	$1,987,949	(3)	Convertible Preferred Stock
rfXcel, Inc.	Software	$5,523,483		Convertible Preferred Stock
Silicon Navigator, Inc.	Electronic design automation	$4,150,171	(4)	Convertible Preferred Stock/Warrants
Total		$20,508,703

(1)	Total capital raised was $13.6 million and includes investments by New Enterprise Associates and CMEA Ventures.
(2)	Total capital raised was $6.3 million and includes investments by Fort Washington Capital Partners Group and Flywheel Ventures.
(3)	Total capital raised was $17.5 million and includes investments by US Venture Partners and Enterprise Partners.
(4)	Total capital raised was $9.8 million and includes investments by Intel Capital and Gefinor Ventures.

ADDITIONAL PROSPECTIVE PORTFOLIO COMPANIES

In addition to the investments in the Initial Portfolio, we may also use a portion of the net proceeds from this offering and the concurrent private placement of shares of common stock to invest in the investment opportunities described below, all of which are subject to non-binding memoranda of understanding between us and each prospective portfolio company. We have performed preliminary evaluations on each of these companies and have determined that each of these conforms to our investment criteria. However, the consummation of each investment will depend upon the completion of this offering, satisfactory completion of our due diligence investigation of the prospective portfolio company, our confirmation and acceptance of the investment terms, the execution and delivery of final binding agreements in form mutually satisfactory to the parties, the absence of any material adverse change and the receipt of any necessary consents or approvals. At this time, the proposed security and investment amounts of each of our investments remain subject to additional negotiations with these companies. We have no formal business relationship with any prospective portfolio company other than these non-binding memoranda of understanding.

The non-binding memoranda contemplate current interest payments, in the case of debt investments, and include terms relating to closing fees, monitoring fees and success fees. We can offer no assurance that the terms of these memoranda of understanding will not change in material ways. Upon the consummation of an investment, our investment adviser will be responsible for monitoring and servicing our investment.

We are not currently obligated to make any investments pursuant to any of the memoranda of understanding. Similarly, none of the prospective portfolio companies are obligated to obtain financing from us. We can offer no assurance that we will not discover facts in the course of our due diligence investigation that would cause us to change the terms of these investments or render these investments unattractive or that any of these investments will actually be made.

Business

The table below sets forth a brief description of the key terms of each non-binding memorandum of understanding.

Company	Industry	Proposed Investment Amount	Type of Proposed Security
Broderick Online	Financial technology	$5,000,000	Convertible Preferred Stock
Diamondback Tactical	Defense technology	$10,000,000	Term Loan
IntelliSurvey, Inc.	Analytics	$5,000,000	Term Loan
iTravelGenie, Inc.	Web 2.0	$5,000,000	Convertible Preferred Stock
Media Rights Capital II, L.P.	Media rights	$8,000,000	Convertible Preferred Stock
The Phoenix Media/ Communications Group	Media	$10,000,000	Term Loan
Prana Studios Inc.	Animation/Computer graphics	$10,000,000	Term Loan
Torvik Solar	Clean technology	$10,000,000	Convertible Preferred Stock
Tribeca Enterprises, LLC	Media	$15,000,000	Term Loan/Convertible Preferred Stock/Common Stock
Vyapar Capital Market Partners LLC	Financial technology	$10,000,000	Convertible Preferred Stock/ Term Loan
Total		$88,000,000

COMPETITION

We will compete for media- and technology-related investments with other BDCs and other investment funds (including private equity funds and venture capital funds), as well as traditional financial services companies such as commercial banks and other sources of financing. We believe that we will be one of the only BDCs that seeks to invest primarily in equity securities of media- and technology-related companies. Despite this, we will still compete with other BDCs that invest primarily in debt securities. Many of these entities have greater financial and managerial resources than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a BDC. We believe we will compete with these entities primarily on the basis of our willingness to make smaller investments, the experience and contacts of our investment professionals, our responsive and efficient investment analysis and decision-making processes and the investment terms that we will offer.

STAFFING

We do not have any employees. Our day-to-day investment operations will be managed by our investment adviser. See “Investment adviser.” Upon completion of this offering, our investment adviser will employ a total of eight investment professionals, including its three senior investment professionals. Our investment adviser may hire additional investment professionals, based upon its needs, subsequent to completion of this offering. In addition, we will reimburse our investment adviser for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including the compensation of our Chief Financial Officer/Chief Compliance Officer and his staff.

PROPERTIES

Our corporate headquarters are located at 1900 Avenue of the Stars, Suite 2701, Los Angeles, CA 90067 and are provided by ITU Investment Management, LLC pursuant to a sub-administration agreement with our investment adviser. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted. We have incorporated under the name “MediaTech Investment Corp.” but have not federally registered the name as a service mark.

Business

LEGAL PROCEEDINGS

Neither we nor our investment adviser is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against our investment adviser.

From time-to-time, we and our investment adviser may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

Portfolio companies

Concurrent with this offering, we intend to purchase, pursuant to a securities purchase agreement with ITU Ventures West, a portfolio of equity investments in seven private technology-related companies for approximately $20.5 million, payable part in cash and part in shares of common stock. The purchase price reflects (a) the aggregate cost of the investments included in the Initial Portfolio, plus (b) the allocable portion of expenses attributable to managing the investments included in the Initial Portfolio. In addition, we may invest up to an additional $20 million in the portfolio after the completion of this offering. We have not yet determined the specific uses for the additional $20 million, and we have no obligation to make any follow-on investments in the portfolio companies that comprise the Initial portfolio.

On August 20, 2007, our board of directors, including a majority of our independent directors, approved the securities purchase agreement and the acquisition of the Initial Portfolio contemplated thereby. In approving the securities purchase agreement, our board of directors, including a majority of our independent directors, also determined that the aggregate purchase price of the Initial Portfolio did not exceed the fair value of the Initial Portfolio as of such date. In making its determination, our board of directors was assisted by a third-party valuation firm, which provided assurance that the purchase price is not unreasonable. See “Business — Initial Portfolio” for more information on the acquisition of the Initial Portfolio.

The securities we will purchase that comprise the Initial Portfolio also contain liquidation preferences that may affect the value of our investments.

Company	Industry	Type of security(1)	Percentage of class held(2)	Acquisition Cost(3)
Catalytic, Inc. 1076A East Meadow Circle Palo Alto, CA 94303	Programming language translation	Convertible Preferred Stock	7.9%(5)	$1,254,452
		Warrants for Common Stock	2.19%	$0.00
ChipEstimate Corporation 10050 North Wolfe Road Suite SW1-266 Cupertino, CA 95014	Software	Convertible Preferred Stock	43.7%(4)	$3,177,411
		Warrants for Common Stock	8.15%	$0.00
Comet Solutions, Inc. 11811 Menaul Blvd., NE Suite #1 Albuquerque, NM 87112	Product lifecycle management	Convertible Preferred Stock	26.8%(4)	$2,588,908
Holochip Corporation 1009 Bradbury SE Albuquerque, NM 87106	Optics	Convertible Preferred Stock	51.0%(4)	$1,826,329
Pivotal Systems, Inc. 4637 Chabot Drive Pleasonton, CA 94588	Semiconductor metrology	Convertible Preferred Stock	7.7%(5)	$1,987,949
rfXcel, Inc. 2633 Camino Ramon, Suite 425 San Ramon, CA 94583	Software	Convertible Preferred Stock	51.3%(4)	$5,523,483
Silicon Navigator, Inc. 10050 North Wolfe Road Suite SW2-260 Cupertino, CA 95014	Electronic design	Convertible Preferred Stock	25.8%(4)	$4,150,171
		Warrants for Common Stock	3.7%	$0.00

Portfolio companies

(1)	Each of the securities listed in the table are convertible into shares of common stock and also contain dividend rights and liquidation preferences, among other things.
(2)	Expressed as a percentage of common equity on an as converted, fully diluted basis.
(3)	Represents the allocation cost of each investment in the Initial Portfolio.
(4)	We may be deemed to “control” this portfolio company by virtue of the fact that we own greater than 25% of the company’s voting securities.
(5)	We may be deemed to be an “affiliate” of the portfolio company by virtue of the fact that we own greater than 5% of the company’s voting securities.

DESCRIPTION OF PORTFOLIO COMPANIES

Set forth below is a description of the portfolio companies that comprise the Initial Portfolio.

Catalytic Inc. speeds the development of signal processing algorithms through a family of software products that accelerate MATLAB execution and automatically synthesize C from MATLAB. Catalytic focuses primarily on digital signal processors that are optimized to perform math operations in wireless communications, modems, networking equipment, graphics processing and video and audio devices. Catalytic is located in Palo Alto, California and was founded in 2001. ITU Ventures West made its initial investment in Catalytic in July 2003.

ChipEstimate Corporation is an electronic design automation company that has developed software applications that provide chip specification and estimation tools to architects, managers and semiconductor salespeople. ChipEstimate is located in Cupertino, California and was founded in 2003. ITU Ventures West made its initial investment in ChipEstimate in November 2003.

Comet Solutions, Inc. has developed process integration and design software that reduces or eliminates the need for physical product prototyping prior to manufacturing. The software is designed for use in industries that range from airplane and car design to micro-electro-mechanical systems and nanotech-
nology. Comet Solutions is located in Albuquerque, New Mexico and was founded in 2001. ITU Ventures West made its initial investment in Comet Solutions in December 2003.

Holochip Corporation develops and manufactures adaptive polymer lenses that provide innovative solutions for utilizing and manipulating light. Holochip’s lenses are used primarily for capturing digital images through cellular phones. Holochip is located in Albuquerque, New Mexico and was founded in 2004. ITU Ventures West made its initial investment in Holochip in October 2005.

Pivotal Systems, Inc. provides a turn key combination of non-intrusive sensors and application software that are designed to optimize semiconductor manufacturing processes, specifically the Etch CVD and strip processes. Pivotal Systems is located in Pleasanton, California and was founded in 2003. ITU Ventures West made its initial investment in Pivotal Systems in May 2004.

rfXcel, Inc. is a provider of supply chain optimization solutions to the life sciences and retail/consumer packaged goods sectors. Its industry specific applications authenticate, track and trace products for retailers, manufacturers and distributors using Radio frequency identification, or RFID, tags, an alternative to UCC barcodes. rfXcel is located in San Ramon, California and was founded in 2003. ITU Ventures West made its initial investment in rfXcel in June 2005.

Silicon Navigator, Inc. is a provider of component software for the electronic design automation and chip design fields. Specifically, the company’s software products enable the integration and assembly of solutions at its customers’ sites without recompilation. Silicon Navigator is located in Cupertino, California and was founded in 2003. ITU Ventures West made its initial investment in Silicon navigator in May 2004.

Portfolio companies

Upon the purchase of the Initial Portfolio, we will have board seats on the boards of directors of ChipEstimate Corporation, Comet Solutions, Inc., Holochip Corporation, rfXcel, Inc. and Silicon Navigator, Inc.

Determination of net asset value

We intend to determine the net asset value of our investment portfolio each quarter.

We will carry our investments at fair value, as determined in good faith by our board of directors. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, our investment adviser will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

➢	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;
➢	preliminary valuation conclusions will then be documented and discussed with the members of our board of directors;
➢	if a third-party valuation firm is engaged by our board of directors, it will review these preliminary valuations;
➢	our board of directors will review the preliminary valuation and our investment adviser and independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the board of directors; and
➢	our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of our investment adviser and the third-party valuation firm, if applicable.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments.

EQUITY AND EQUITY-LINKED SECURITIES

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The board of directors, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues, liquidation preferences or in limited instances book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, or restructuring or related items.

The board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. The determined fair values may be discounted to account for restrictions on resale and minority positions. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

Determination of net asset value

When we receive warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, we will allocate the cost basis in the investment between debt securities and nominal cost equity at the time of origination. We will subsequently value the warrants at fair value.

LOANS AND DEBT SECURITIES

For loans and debt securities, fair value generally approximates cost unless there is a reduced value or overall financial condition of the portfolio company or other factors indicate a lower fair value for the loan or debt security. Generally, in arriving at a fair value for a debt security or a loan, the board of directors may focus on various factors, including the portfolio company’s ability to service and repay the debt and considers its underlying assets. With respect to a convertible debt security, the board of directors may also analyze the excess of the value of the underlying security over the conversion price as if the security was converted when the conversion feature is “in the money” (appropriately discounted if restricted). If the security is not currently convertible, the use of an appropriate discount in valuing the underlying security may be considered. If the value of the underlying security is less than the conversion price, the board of directors may focus on the portfolio company’s ability to service and repay the debt.

DETERMINATIONS IN CONNECTION WITH OFFERINGS

In connection with each offering of shares of our common stock, our board of directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors will consider the following factors, among others, in making such determination:

➢	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;
➢	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and
➢	the magnitude of the difference between (a) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (b) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (a) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (b) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (a) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause

Determination of net asset value

(b) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

Management

Our board of directors will oversee our management. The responsibilities of our directors will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets and oversight of our financing arrangements. Our board of directors has established an audit committee and a nominating and corporate governance committee. Our day-to-day operations are delegated to our investment adviser, subject to the supervision of our board of directors. We are externally managed by MediaTech Investment Management pursuant to the investment advisory agreement. For further information about this arrangement, see “Investment adviser.”

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Directors

Our board of directors consists of seven members, including four that are independent as such term is defined by the Nasdaq Marketplace Rules. Under our charter, our directors are elected to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. Below are the members of our board of directors.

Name	Age	Position	Director since	Expiration of term
Interested Directors
Chad Brownstein	34	Chief Executive Officer, President and Director	2007	2008
Leslie Bider	57	Director	2007	2008
R. Glenn Hubbard, Ph.D.	48	Chairman of the board of directors	2007	2008
Independent Directors
Andrew Beebe	35	Director	2007	2008
Kevin Kester	39	Director	2007	2008
Paul Marinelli	40	Director	2007	2008
Charlie O’Rourke	68	Director	2007	2008

The address for each director identified above is c/o MediaTech Investment Corp., 1900 Avenue of the Stars, Suite 2701, Los Angeles, California 90067.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Steven Schneider	41	Chief Financial Officer/Chief Compliance Officer

The address for the executive officer identified above is c/o MediaTech Investment Corp., 1900 Avenue of the Stars, Suite 2701, Los Angeles, California 90067.

BIOGRAPHICAL INFORMATION

Interested directors and executive officers

Chad Brownstein has served as our Chief Executive Officer and President and a member of our board of directors since inception. Mr. Brownstein also serves as a Managing Partner of our investment adviser. Since 2000 Mr. Brownstein has also been a Managing Partner of ITU Ventures, a private equity investment firm which he co-founded. As a Managing Partner of ITU Ventures, he shares responsibility for directing its overall investment strategy and oversees its day-to-day activities. Mr. Brownstein also serves

Management

as a member of the board of directors of Surfect Holdings, Inc., a semiconductor company, and g8wave Holdings, Inc., a mobile media company. From 1996 to 1999, Mr. Brownstein was a member of Merchant Banking and Investment Banking Divisions of Donaldson, Lufkin and Jenrette, Inc. Mr. Brownstein has served as an advisor to the National Science Foundation’s Partnership Through Innovation Program, and as a member of the Governor’s Science and Technology Commission for the State of Colorado. Mr. Brownstein received a B.A. from Tulane University and attended Columbia Business School.

Steven Schneider has been our Chief Financial Officer and Chief Compliance Officer since inception. Additionally, Mr. Schneider is the Chief Financial Officer of our investment adviser. Since 2000 Mr. Schneider has been the Chief Financial Officer of ITU Ventures, a private equity investment firm. From 1998 to 2000, he was a vice president and assistant controller with SunAmerica Inc., where his responsibilities included preparing SEC periodic reports. Mr. Schneider is a certified public accountant and is a CFA charter holder. He received a B.S. in Business Administration from the University of California at Berkeley.

Leslie Bider has been a member of our board of directors since inception and also serves as a Managing Partner of our investment adviser. Mr. Bider joined ITU Ventures as Chief Strategist in 2007. From 2005 to 2007 Mr. Bider served as Entrepreneur in Residence with Elevation Partners, LP, a private equity firm. From 1987 to 2005 Mr. Bider served as Chairman and Chief Executive Officer of Warner Chappell Music, Inc. Prior to that, from 1981 to 1987, Mr. Bider was Chief Financial Officer and Chief Operating Officer of Warner Brothers Music. Mr. Bider currently serves on the board of directors of Douglas Emmett, Inc., a real estate investment trust, OSI Systems, Inc., a security systems company, and g8wave Holdings, Inc., a mobile media company, as well as on the boards of several charitable and educational institutions. He holds a B.S. degree in Accounting from the University of Southern California and a Master’s degree from the Wharton School at the University of Pennsylvania.

R. Glenn Hubbard, Ph.D. Dr. Hubbard was elected to serve as Chairman of the board of directors in August 2007. Dr. Hubbard has been the Dean of the Graduate School of Business at Columbia University since 2004, the Russell L. Carson Professor of Finance and Economics since 1994 and a professor of the Graduate School of Business at Columbia University since 1988. Since 2000 Dr. Hubbard has served as a Senior Adviser of ITU Ventures. From February 2001 until February 2003, he was Chairman of the U.S. Council of Economic Advisers under President George W. Bush, where his responsibilities included advising the President on economic policy, tax and budget policy, emerging market financial issues, interna-
tional finance, health care and environmental policy. During such time, he also chaired the Economic Policy Committee of the Organization for Economic Co-operation and Development. Dr. Hubbard has taught at Northwestern University, Harvard University, and the University of Chicago. He was deputy assistant secretary of the U.S. Treasury Department for Tax Policy from 1991 to 1993. He is a research associate at the National Bureau of Economic research and the director of the program on tax policy at the American Enterprise Institute in Washington, D.C. He has been a consultant to U.S. and non-U.S. government agencies and numerous private corporations. Dr. Hubbard currently serves as a member of the board of Automatic Data Processing, Inc., a business software and services company; Black Rock Closed-End Funds, a family of closed-end mutual funds; Metlife, Inc., a life insurance company; Duke Realty Corporation, a real estate investment trust; Information Services Group, Inc., an information and media company; and KKR Financial Holdings LLC, a specialty finance company. Dr. Hubbard received his Ph.D. in economics from Harvard University in 1983.

Independent directors

Andrew Beebe.  Mr. Beebe was appointed as a member of our board of directors in August 2007. Mr. Beebe has served as President of Energy Innovations, Inc., one of America’s leading solar technology and service companies since 2004. Previously, from 2002 to 2004 he was a partner with the consulting firm, Clean Edge, where he served as an adviser to companies working on a range of renewable technologies,

Management

from solar and wind power to hydrogen and biomass. In 1998, Mr. Beebe co-founded Bigstep, a small-business services company. Mr. Beebe serves on the boards of Global Green USA and The Apollo Alliance. He is a graduate of Dartmouth College.

Kevin Kester.  Mr. Kester was appointed as a member of our board of directors in August 2007. Mr. Kester has been a Managing Director of Siguler Guff & Company, a company engaged in the business of private equity investing, since 2004. He also is a member of Siguler Guff’s investment staff and oversees the Small Buyout Opportunities Fund, where he has responsibility for manager screening and selection, terms and conditions negotiations and performance monitoring. Prior to this he served as Vice President of Capital Markets for The Broe Companies from 2003 to 2004. From 2000 to 2003, Mr. Kester served in the Asset Management Office of Colorado Public Employees’ Retirement Association, or PERA, a public pension fund. Mr. Kester held various positions at Colorado PERA, including Director of Alternative Investments where he had overall management responsibility for a global portfolio of private equity, venture capital, distressed debt, mezzanine, energy and timber investments. In this capacity, Mr. Kester conceived, developed and implemented the Targeted Opportunities Program to invest in private equity opportunities. From 2000 to 2005 Mr. Kester served as a founding Member of the Board of the Institutional Limited Partners Association, an industry leading group established to bring greater standards of transparency and integrity to the private equity marketplace. Mr. Kester holds a B.A. in Government from Hamilton College and an M.B.A. in Finance from the University of Colorado.

Paul Marinelli.  Mr. Marinelli was appointed as a member of our board of directors in August 2007. He has served as Vice President of Lawrence Investments, LLC, an investment firm specializing in technology industry private equity investments, since 2004. Previously, from 1999 to 2004, he held the position of Corporate Development Group Finance Director at Cadence Design Systems, Inc., a software company, where he managed the acquisition of and minority equity investments in various companies. Prior to 1999, Mr. Marinelli held a number of financial roles at PriceWaterhouseCoopers, EMCON and AlliedSignal, a former aerospace, automotive and engineering company. He holds a B.S. in Chemistry from U.C. Berkeley and an M.B.A. from Cornell University.

Charlie O’Rourke.  Mr. O’Rourke was appointed as a member of our board of directors in August 2007. Mr. O’Rourke is a 35-year veteran of First Data Corporation, a global leader in electronic commerce and financial services. Mr. O’Rourke was recruited by First Data Corporation in 1972 as part of its effort to shift to a consumer-oriented innovator in credit card processing systems. Most recently as senior vice president, he served as special advisor to the chairman and chief executive officer, and chief operating officer of First Data Corporation, responsible for developing business strategies to apply and advance technology solutions that facilitate innovation, efficiency and effectiveness and led to attainment of business goals and objectives. From 1972 to 2006, he provided technical and business consultative services to the senior executives and managers of First Data Corporation’s many business units, including business analysis, product innovation and organizational structure and systems alignment. Mr. O’Rourke is the founder and was the acting chair of the First Data Corporation Business & Technology Security Council.

ENTREPRENEURS IN RESIDENCE

Our investment adviser may also consult from time-to-time with certain individuals who have demonstrated experience in the media- and technology-related industries, who we refer to as our “entrepreneurs in residence,” with respect to sourcing, evaluating and performing due diligence on potential investment opportunities. Adam Shaw, former Senior Vice President of Sales, Distribution and Marketing of the NFL Network, and Rick Franz, former Vice President of Technology and Planning for QLogic Corporation’s Storage Solutions Division currently serve as our investment adviser’s entrepreneurs in residence.

Mr. Shaw will seek investment opportunities in media-related industries and Mr. Franz will seek investment opportunities in technology-related industries.

Management

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, MediaTech Investment Management and its Managing Partners, Messrs. Brownstein, Schnel and Bider. Our investment adviser’s Managing Partners, acting as a group, must approve each new investment that we make. Our investment adviser’s Managing Partners are not employed by us, and receive no compensation from us in connection with their portfolio management activities. Messrs. Brownstein, Schnel and Bider, through their ownership interests in MediaTech Investment Management, are entitled to a portion of any investment advisory fees paid by us to MediaTech Investment Management.

Because our investment adviser, MediaTech Investment Management, currently provides portfolio management services only to us, we do not believe there are any conflicts of interests with respect to MediaTech Investment Management’s management of our portfolio on the one hand, and the management of other accounts or investment vehicles by MediaTech Investment Management on the other. However, Messrs. Brownstein and Schnel each serve as a Managing Partner of ITU Ventures, a private equity investment firm, for which Mr. Bider currently serves as Chief Strategist. As a result, Messrs. Brownstein, Schnel and Bider may be subject to certain conflicts of interests with respect to their management of our portfolio on the one hand, and their respective obligations to ITU Ventures and the entities it manages on the other hand. In addition, Mr. Schneider, who serves as Chief Financial Officer of our investment adviser, also serves in a similar capacity for ITU Ventures.

Set forth below is additional information regarding the additional entities that were managed by Media
Tech Investment Management’s Managing Partners, Messrs. Brownstein, Schnel and Bider, through ITU Ventures as of December 31, 2006. Each of these funds has been fully invested and is no longer seeking additional capital for investment purposes. As a result, we do not anticipate competing with any of the below listed funds for prospective investment opportunities.

Name	Investment Focus	Status	Total Capital(1)
ITU Ventures LLC	Technology	Fully Invested	$35.6
ITU Ventures Colorado I, LP	Technology	Fully Invested	$9.8
ITU Ventures West I, LP	Technology	Fully Invested	$31.5
ITU Ventures III, LP(2)	Technology	Fully Invested	$18.1

(1)	Total capital represents the total capital, in millions, invested by all partners as of December 31, 2006.
(2)	Includes parallel fund, ITU Ventures III NM, LP.

Investment personnel

Our investment personnel currently consists of the Managing Partners of our investment adviser, Messrs. Brownstein, Schnel and Bider, and Messrs. Schneider and Lane and Dr. Akin, who serve as our investment adviser’s Chief Financial Officer, Principal and Chief Technology Officer, respectively.

The following information pertains to the investment personnel of MediaTech Investment Management who are not executive officers of MediaTech:

Jonah Schnel is a Managing Partner of our investment adviser. He is also the co-founder of, and a Managing Partner in, ITU Ventures, where he shares responsibility for directing the overall investment strategy and oversees the day-to-day activities. He currently serves as a member of the board of directors of Surfect Holdings, Inc., a semiconductor company. From 1997 to 2000, Mr. Schnel was an investment manager at SunAmerica, Inc. Mr. Schnel has served as a member of the steering committee for California Institute of Technology’s Partnership for Innovation Entrepreneurial Fellows Program, which is sponsored by the National Science Foundation, and as a member of the Technology Transfer Advisory Board

Management

at the Colorado School of Mines. Mr. Schnel is a UCLA Anderson School of Management Certified Public Company Director. Mr. Schnel received a B.A., summa cum laude, from Tulane University.

H. Cahit Akin, Ph.D. is the Chief Technology Officer of our investment adviser. He has also been a venture partner and principal with ITU Ventures since 2005. Dr. Akin co-founded Mushroom Networks, Inc., a University of California San Diego spin-off company where he also served as President and Chief Executive Officer and a member of its board of directors since 2004. From 2003 to 2004 he managed the Adaptive Systems Laboratory at the University of California San Diego, a research program focused on the analysis and design of adaptive systems with special interest in problems that arise in the areas of signal processing, communications, biomedicine, finance and control. Prior to 2003, he was a Research Assistant at the University of Michigan. Dr. Akin is a recipient of the NATO Graduate Study Scholarship award. Dr. Akin received his Ph.D. and M.S.E. degree in Electrical Engineering and M.S. in Mathematics from the University of Michigan at Ann Arbor. He holds a B.S. degree in Electrical Engineering from Bilkent University, Turkey.

Scott Lane has been employed as a Principal by our investment adviser since July 2007. From 2005 to 2007, Mr. Lane served as a Senior Vice President at Bank of America Corporation where he was responsible for and assisted with the development, arrangement, structuring and managing of mid to upper middle market senior debt transactions. From 2004 to 2005, Mr. Lane served as a Vice President of City National Bank. From 2000 to 2004, Mr. Lane was a Vice President and Regional Manager at Comerica Bank in its Technology and Life Sciences division. Prior to joining Comerica, Mr. Lane spent 17 years at Union Bank of California as a Vice President and 2 years at Security Pacific National Bank as an Assistant Vice President where he developed and managed diverse investment portfolios, including highly leveraged transactions. Mr. Lane is a current member and former board member of the Los Angeles Venture Association and a member of the Valley Industrial Association. He holds a B.S. degree in Finance from California State University at Northridge.

If our investment adviser adds investment professionals subsequent to this offering, they may perform portfolio management services on our behalf. These investment professionals will receive no compensation from us. Instead, they will be employees or partners of our investment adviser and will receive compensation and/or profit distributions from our investment adviser.

The table below shows the dollar range of shares of common stock to be beneficially owned by each investment professional who manages the investment adviser and each of our officers immediately prior to this offering.

Portfolio Managers of MediaTech Investment Management	Dollar Range of Equity Securities in MediaTech(1)
Chad Brownstein	$1 – $10,000
Leslie Bider	$1 – $10,000
Jonah Schnel	$1 – $10,000
H. Cahit Akin	None
Steven Schneider	None
Scott Lane	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or Over $1,000,000.

Management

Compensation

None of MediaTech Investment Management’s investment personnel receive any direct compensation from us in connection with the management of our portfolio. Messrs. Brownstein, Schnel and Bider, through their ownership interests in MediaTech Investment Management, are entitled to a portion of any profits earned by MediaTech Investment Management, which includes any fees payable to MediaTech Investment Management under the terms of our investment advisory agreement, less expenses incurred by MediaTech Investment Management in performing its services under our investment advisory agreement. Messrs. Brownstein, Schnel and Bider do not receive any additional compensation from MediaTech Investment Management in connection with the management of our portfolio. The compensation paid by MediaTech Investment Management to its other investment personnel may include: (i) annual base salary; (ii) annual cash bonus; and (iii) annual or periodic performance award and/or performance bonus.

COMMITTEES OF THE BOARD OF DIRECTORS

Our board of directors has established an audit committee and a nominating and corporate governance committee. Each committee operates pursuant to a charter that was approved by the board of directors in August 2007. In addition, the board of directors may, from time-to-time, designate one or more additional committees, which shall have the duties and powers granted to it by the board of directors. All directors are expected to attend at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of our stockholders.

Audit committee

The audit committee will be comprised of not fewer than three independent directors who will meet all applicable independence requirements of the Nasdaq Global Market and Item 407(a) of Regulation S-K under the Securities Act of 1933, or the Securities Act. In addition, the audit committee will include at least one “audit committee financial expert,” as defined by Item 407(d) of Regulation S-K of the Securities Act.

The audit committee operates pursuant to charter approved by the board of directors which assigns the audit committee responsibility for, among other things recommending the selection of the independent registered public accounting firm for us, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of our internal control systems, reviewing our annual financial statements and periodic filings, and receiving our audit reports and financial statements.

Messrs. Kester, O’Rourke and Marinelli were appointed to serve on the audit committee. Mr. Kester was elected to serve as Chairman of the audit committee. Our board of directors has determined that Mr. Kester is an “audit committee financial expert” and meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an “interested person” of MediaTech Investment Corp. as such term is defined in Section 2(a)(19) of the 1940 Act.

Nominating and corporate governance committee

The nominating and corporate governance committee will be comprised entirely of independent directors who will meet all applicable independence requirements of the Nasdaq Global Market and Item 407(a) of Regulation S-K of the Securities Act. Messrs. O’Rourke, Beebe and Kester were appointed to serve on our nominating and corporate governance committee, and Mr. O’Rourke was elected to serve as its Chairman. The nominating and corporate governance committee operates pursuant to a charter approved by the board of directors which assigns the nominating and corporate governance committee responsibility for, among other things, advising the board of directors with respect to: (a) board organization, membership and function; (b) committee structure, membership and operations (including any committee

Management

authority to delegate to subcommittees); (c) succession planning for the executive officers of the Company; and (d) matters relating to corporate governance.

We do not currently have a charter or written policy with regard to our nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not be considered if it is properly submitted by the stockholder and received by us.

Our independent directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination to the board of directors for consideration, a stockholder must provide certain information that would be required under applicable rules of the SEC, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the stockholders.

In evaluating director nominees, we expect that the independent members of our board of directors will, among other things, consider the following factors:

➢	the appropriate size and composition of the board of directors;
➢	whether or not the person is an “interested person” of MediaTech as defined in Section 2(a)(19) of the 1940 Act;
➢	our needs with respect to the particular talents and experience of its directors;
➢	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board of directors;
➢	familiarity with national and international business matters;
➢	experience with accounting rules and practices;
➢	appreciation of the relationship of our business to the changing needs of society;
➢	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and
➢	all applicable laws, rules, regulations and listing standards.

The goal of our board of directors will be to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the independent members of the board of directors may also consider such other factors as they may deem are in our best interests and the best interests of our stockholders.

We expect that the independent directors of the board of directors will identify nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. If any member of our board of directors does not wish to continue in service or if our board of directors decides not to re-nominate a member for re-election, we expect the independent members of the board of directors to identify the desired skills and experience of a new nominee in light of the criteria above. Our entire board

Management

of directors may be polled for suggestions as to individuals meeting the aforementioned criteria. Our board of directors may also perform research to identify qualified individuals.

Compensation committee

We will not have a compensation committee because our executive officers will not receive any direct compensation from us.

COMPENSATION OF DIRECTORS

Following the completion of this offering, each director, other than our investment adviser’s appointed directors, who does not serve in an executive officer capacity for us, will receive an annual cash retainer of $35,000. These directors will be Messrs. Beebe, Kester, Marinelli and O’Rourke and Dr. Hubbard. We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time-to-time. We will not compensate any of our directors who are employed and compensated by our investment adviser.

Following the completion of this offering, each member of our various standing committees will receive $1,000 for attending each meeting. No additional compensation will be provided for attending committee meetings.

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND OTHER EXECUTIVE OFFICERS

None of our executive officers receive direct compensation from us. The compensation of Messrs. Brownstein and Bider are paid by our investment adviser. Compensation paid to Mr. Schneider is set by our investment adviser and subject to reimbursement by us of an allocable portion of such compensation for services rendered to us.

Investment adviser

OVERVIEW OF OUR INVESTMENT ADVISER

Our investment adviser, MediaTech Investment Management is indirectly owned and controlled by Messrs. Brownstein, Schnel and Bider, of whom Messrs. Brownstein and Bider are members of our board of directors. Messrs. Brownstein and Schnel are co-founders of ITU Ventures, a private equity investment firm that makes investments in technology businesses. ITU Ventures manages third party institutional capital for endowments, pensions and corporations.

Management services

MediaTech Investment Management is registered as an investment adviser under the Advisers Act and will serve as our investment adviser pursuant to the investment advisory agreement in accordance with the 1940 Act. Subject to the overall supervision of our board of directors, our investment adviser will manage our day-to-day operations and provide us with investment advisory services. Under the terms of the investment advisory agreement, our investment adviser will:

➢	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
➢	determine what securities we will purchase, retain or sell;
➢	identify, evaluate and negotiate the structure of the investments we make; and
➢	execute, monitor and service the investments we make.

Our investment adviser’s services under the investment advisory agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management fee

We will pay our investment adviser a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to our investment adviser and any incentive fees earned by our investment adviser will ultimately be borne by our common stockholders.

The base management fee will be calculated at an annual rate of 2.0% of our gross assets. For the period commencing from the closing of our initial public offering of common stock described in this prospectus, through and including December 31, 2007, the base management fee will be payable monthly in arrears, and will be calculated based on the initial value of our assets upon the closing of the initial public offering. For services rendered after December 31, 2007, the base management fee will be payable quarterly in arrears, and will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity capital raises or repurchases during the current calendar quarter. The base management fee for any partial month or quarter will be appropriately pro rated.

The incentive fee will have two parts. The first part will be calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a

Investment adviser

deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized), subject to a “catch-up” provision measured as of the end of each calendar quarter. Our net investment income used to calculate the first part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.0% base management fee. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

➢	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75% (the “preferred return” or “hurdle”).
➢	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) is payable to MediaTech Investment Management. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.1875%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20.0% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter.
➢	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to our investment adviser).

These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2007, and will equal 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis with respect to each of the investments in our portfolio, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of December 31, 2007 will be calculated for a period of shorter than 12 calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

EXAMPLE 1: INCOME RELATED PORTION OF INCENTIVE FEE FOR EACH CALENDAR QUARTER(*)

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-Incentive Fee Net Investment Income
(investment income — (base management fee + other expenses) = 0.55%

Investment adviser

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-Incentive Fee Net Investment Income
(investment income — (base management fee + other expenses) = 2.00%

Incentive fee	= 20% x Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4) = 2.00% — 1.75% = 0.25% = 100% x 0.25% = 0.25%

Pre-Incentive Fee Net Investment Income exceeds hurdle rate, but does not fully satisfy “catch-up” provision, therefore the income-related incentive fee is 0.25%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-Incentive Fee Net Investment Income
(investment income — (base management fee + other expenses) = 2.30%

Incentive fee = 20% x Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)
Incentive fee = 100% x “catch-up” + (20% x (Pre-Incentive Fee Net Investment Income — 2.1875%))

Catch-up	= 2.1875% — 1.75% = 0.4375%
Incentive fee	= (100% x 0.4375%) + (20% x (2.3% — 2.1875%)) = 0.4375% + (20% x 0.1125%) = 0.4375% + 0.0225% = 0.46%

Pre-Incentive Fee Net Investment Income exceeds hurdle rate, and fully satisfies the “catch-up” provision, therefore the income-related incentive fee is 0.46%.

(1)	Represents 7.0% annualized hurdle rate.
(2)	Represents 2.0% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20.0% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter.

Investment adviser

EXAMPLE 2: CAPITAL GAINS PORTION OF INCENTIVE FEE(*)

Alternative 1:

Assumptions

➢	Year 1: $20.0 million investment made in Company A (“Investment A”), and $30.0 million investment made in Company B (“Investment B”)
➢	Year 2: Investment A sold for $50.0 million and fair market value (“FMV”) of Investment B determined to be $32.0 million
➢	Year 3: FMV of Investment B determined to be $25.0 million
➢	Year 4: Investment B sold for $31.0 million

The capital gains portion of the incentive fee would be:

➢	Year 1: None
➢	Year 2: Capital gains incentive fee of $6.0 million ($30.0 million realized capital gains on sale of Investment A multiplied by 20.0%)
➢	Year 3: None — $5.0 million (20.0% multiplied by ($30.0 million cumulative capital gains less $5.0 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)
➢	Year 4: Capital gains incentive fee of $200,000 — $6.2 million ($31.0 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee taken in Year 2)

Alternative 2

Assumptions

➢	Year 1: $20.0 million investment made in Company A (“Investment A”), $30.0 million investment made in Company B (“Investment B”) and $25.0 million investment made in Company C (“Investment C”)
➢	Year 2: Investment A sold for $50.0 million, FMV of Investment B determined to be $25.0 million and FMV of Investment C determined to be $25.0 million
➢	Year 3: FMV of Investment B determined to be $27.0 million and Investment C sold for $30.0 million
➢	Year 4: FMV of Investment B determined to be $35.0 million
➢	Year 5: Investment B sold for $20.0 million

The capital gains incentive fee, if any, would be:

➢	Year 1: None
➢	Year 2: $5.0 million capital gains incentive fee — 20.0% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)
➢	Year 3: $1.4 million capital gains incentive fee(1) — $6.4 million (20.0% multiplied by $32.0 million ($35.0 million cumulative realized capital gains less $3.0 million unrealized capital depreciation)) less $5.0 million capital gains fee received in Year 2
➢	Year 4: None

Investment adviser

➢	Year 5: None — $5.0 million (20.0% multiplied by $25.0 million (cumulative realized capital gains of $35.0 million less realized capital losses of $10.0 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

*	The hypothetical amount of returns shown are based on a percentage of our total net assets and assumes no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.
(1)	As illustrated in Year 3 of Alternative 2 above, if the investment advisory agreement were to be tereminated on a date other than December 31st of any year, we may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if the investment advisory agreement had been terminated on December 31 of such year.

PAYMENT OF OUR EXPENSES

Our primary operating expenses will be the payment of a management fee under the investment advisory agreement and the allocable portion of overhead and other expenses incurred by MediaTech Investment Management in performing its obligations under the administration agreement. Our investment management fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. See “Business — Investment strategy,” “Investment adviser,” and “Investment adviser — Administration agreement.” We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

➢	offering and organization;
➢	the cost of calculating our net asset value;
➢	the cost of effecting sales and repurchases of shares of our common stock and other securities;
➢	management and incentive fees payable pursuant to the investment advisory agreement;
➢	fees payable to third parties relating to, or associated with, making investments (including third-party valuation firms);
➢	transfer agent and custodial fees;
➢	federal and state registration fees;
➢	any exchange listing fees;
➢	federal, state and local taxes;
➢	independent directors’ fees and expenses;
➢	brokerage commissions;
➢	costs of proxy statements, stockholders’ reports and notices;
➢	fidelity bond, liability insurance and other insurance premiums; and
➢	printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our investment adviser or us in connection with administering our business, including third-party costs related to the investigation and monitoring of our investments and payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by our investment adviser in performing its obligations under the administration agreement, including rent and the allocable portion of the compensation of our Chief Financial Officer/Chief Compliance Officer and his staff.

Our investment adviser’s investment personnel will provide managerial assistance to our portfolio companies.

Investment adviser

DURATION AND TERMINATION

The investment advisory agreement was approved by our board of directors on August 20, 2007. Unless earlier terminated as described below, the investment advisory agreement will remain in effect for a period of two years from the date it was approved by the board of directors and will remain in effect from year-to-year thereafter if approved annually by the board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons and who are independent as defined by Nasdaq Marketplace Rule 4200(a)(15). The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

INDEMNIFICATION

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, MediaTech Investment Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of MediaTech Investment Management’s services under the investment advisory agreement or otherwise as our investment adviser. In addition, MediaTech Investment Management has agreed to indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the investment advisory agreement.

ORGANIZATION OF THE INVESTMENT ADVISER

MediaTech Investment Management is a Delaware limited liability company that intends to register as an investment adviser under the Advisers Act. The principal address of MediaTech Investment Management is 1900 Avenue of the Stars, Suite 2701, Los Angeles, California 90067.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

A discussion regarding the basis for our Board of Director’s approval of our investment advisory agreement will be included in our first quarterly report on Form 10-Q filed subsequent to completion of this offering.

ADMINISTRATION AGREEMENT

We have also entered into an administration agreement with our investment adviser under which our investment adviser will provide administrative services for us, including office facilities and equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, our investment adviser also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our investment adviser assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we will reimburse our investment adviser the allocable portion of overhead and other expenses incurred by our investment adviser in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Financial Officer/Chief Compliance Officer and his staff. Our investment adviser will also provide on our behalf managerial

Investment adviser

assistance to our portfolio companies under the administration agreement. Any direct costs, including travel and related expenses, incurred in connection with providing managerial assistance will be paid by us in accordance with the terms of the administration agreement. In addition, in certain cases, our portfolio companies may be required to reimburse us for the amount of such direct costs. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our investment adviser and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of investment management services under the administration agreement or otherwise as administrator for us. In addition, our investment adviser has agreed to indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the administration agreement.

SUB-ADMINISTRATION AGREEMENT

Our investment adviser will enter into a sub-administration agreement, with ITU Investment Management, LLC, an affiliate of ITU Ventures, pursuant to which ITU Investment Management, LLC will provide us with office space and a substantial portion of the administrative services required under our administration agreement. Under the sub-administration agreement our investment adviser will reimburse ITU Investment Management, LLC for its allocable portion of expenses borne in connection with providing us with office and these administrative services. We are not a party to the sub-administration agreement and are not obligated to make payments to ITU Investment Management, although we will be required to reimburse our investment adviser for certain costs it incurs under the sub-administration agreement.

Material U.S. federal income tax considerations

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this registration statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

➢	a citizen or individual resident of the U.S. including an alien individual who is a lawful permanent resident of the U.S. or meets the “substantial presence” test under Section 7701(b) of the Code;
➢	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any political subdivision thereof;
➢	a trust over which a court in the U.S. has primary supervision over its administration or over which U.S. persons have control; or
➢	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

As a BDC, we intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2007 taxable year. We have adopted a taxable year end of December 31. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to

Material U.S. federal income tax considerations

our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses, if any (the “Annual Distribution Requirement”).

TAXATION AS A REGULATED INVESTMENT COMPANY

If we:

➢	qualify as a RIC; and
➢	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our ordinary income for each taxable year, (b) 98% of our capital gain net income for the one-year period ending October 31 in that taxable year and (c) any income realized, but not distributed, in preceding taxable years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

➢	at all times during each taxable year, have in effect an election to be regulated as a BDC under the 1940 Act;
➢	derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly-traded partnership”; and
➢	diversify our holdings so that at the end of each quarter of the taxable year:
—	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
—	no more than 25% of the value of our assets is invested in the (a) securities, other than U.S. government securities or securities of other RICs, of one issuer, (b) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (c) securities of one or more “qualified publicly-traded partnerships.”

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in

Material U.S. federal income tax considerations

our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Except as set forth in “Failure to qualify as a regulated investment company,” the remainder of this discussion assumes we will qualify as a RIC for each taxable year.

TAXATION OF U.S. STOCKHOLDERS

Distributions by us generally will be taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (that is, the excess of our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, regardless of the U.S. stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that is designated by us as being derived from “qualified dividend income” will be taxed in the hands of non-corporate stockholders at the rates applicable to long term capital gain, provided that holding period and other requirements are met by both the stockholders and us. (However, distributions paid by us generally will not be eligible for the preferential tax rate applicable to “qualified dividend income,” since our income generally will not consist of dividends). Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend reinvestment plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We currently intend to distribute any realized net capital gains at least annually, but in the future we may opt to retain some or all of our net capital gains, and designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include his or her share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained

Material U.S. federal income tax considerations

capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend. Such excess generally may be claimed as a credit or refund against the U.S. stockholder’s other U.S. federal income tax obligations. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder generally will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November, or December of any taxable year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, and the distribution economically represents a return of your investment, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from the sale or exchange of our common stock (or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from the sale or exchange of our common stock) generally will be a capital gain or loss if the common stock is held as a capital asset. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. The ability to deduct capital losses may be subject to other limitations under the Code.

In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of

Material U.S. federal income tax considerations

distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 15% (with lower rates applying to taxpayers in the 10% and 15% tax rate brackets) for years beginning on or before December 31, 2010 on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our common stock. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. State and local jurisdictions may tax capital gains and ordinary income at the same or different rates.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, long-term capital gain and “qualified dividend income,” if any. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rates applicable to “qualified dividend income.”

Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. stockholders. Such U.S. stockholders generally will be subject to backup withholding unless the U.S. stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

TAXATION OF NON-U.S. STOCKHOLDERS

Whether an investment in our common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to stockholders that are non-U.S. stockholders will currently be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholders, and, if an income tax treaty applies, attributable to a permanent establishment in the U.S., in which case the distributions will be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. In that case, we will not have to withhold U.S. federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors. Dividends paid to non-U.S. stockholders that are derived from short-term capital gains and certain qualifying net interest income (including income from original issue discount and other specified sources), and that are properly designated by us as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to U.S. federal withholding tax if such non-U.S. stockholder provides us with a proper withholding certificate and certain other requirements are met. This provision generally would apply to distributions with respect to taxable years beginning before January 1, 2008. We currently do not intend to designate any of our distributions as eligible for this exemption from withholding tax.

Material U.S. federal income tax considerations

Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States, or, in the case of an individual, the non-U.S. stockholder was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a non-U.S. stockholder.

Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend reinvestment plan.” If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or the non-U.S. stockholder otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax and state, local and foreign tax, consequences of an investment in our common stock.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions (if made in a taxable year beginning on or before

Material U.S. federal income tax considerations

December 31, 2010) would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” in the hands of stockholders taxed as individuals eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributes would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent ten years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

Regulation as a business development company

GENERAL

A BDC is regulated by the 1940 Act. A BDC must be organized in the U.S. for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly-traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a BDC, we will be required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk factors — Risks relating to our business and structure — Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we will not generally be permitted to invest in any portfolio company in which our investment adviser or any of its affiliates currently have an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC. We currently do not intend to apply for an exemptive order that would permit us to co-invest with vehicles managed by our investment adviser or its affiliates.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a BDC, we will be subject to certain risks and uncertainties. See “Risk factors — Risks relating to our business and structure.”

Regulation as a business development company

QUALIFYING ASSETS

As a BDC, we may not acquire any asset other than “qualifying assets” unless at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

➢	Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:
—	is organized and has its principal place of business in the U.S.;
—	is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act, other than a small business investment company wholly owned by a BDC; and
—	does not have any class of publicly-traded securities with respect to which a broker may extend margin credit;
➢	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and
➢	Cash, cash items, government securities, or high quality debt securities (as defined in the 1940 Act), maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC.

SIGNIFICANT MANAGERIAL ASSISTANCE

To include certain securities described above as qualifying assets for the purpose of the 70% test, a BDC must offer to make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We expect that our investment adviser’s investment personnel will provide managerial assistance to our portfolio companies under the administration agreement. Any direct costs, including travel and related expenses, incurred in connection with providing managerial assistance will be paid by us in accordance with the terms of the administration agreement. In addition, in certain cases, our portfolio companies may be required to reimburse us for the amount of such direct costs.

INVESTMENT CONCENTRATION

Our investment objective is to maximize total return from capital appreciation and current income. We will seek to achieve our investment objective by providing equity and, to a lesser degree, debt financing to primarily non-public U.S.-based media- and technology-related companies. In this respect, we intend to concentrate our investments in the media- and technology-related industries and to invest, under normal circumstances, at least 80% of the value of our net assets in U.S-based companies in the media and technology industries. This 80% policy is not a fundamental policy and therefore may be changed without the approval of our stockholders. However, we may not change or modify this policy unless we provide our stockholders with at least 60 days prior notice.

TEMPORARY INVESTMENTS

Following our purchase of the investments in the Initial Portfolio and pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such

Regulation as a business development company

agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

CODE OF ETHICS

As required by the 1940 Act, we maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our investment adviser and its personnel. See “Risk factors — Risks relating to our business and structure — Our corporate structure subjects us to significant potential conflicts of interest, which could impact our investment returns, the value of your investment in our common stock and limit the flexibility of our investment policies.” Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. We have attached our code of ethics as an exhibit to this registration statement. You may also read and copy the code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

COMPLIANCE POLICIES AND PROCEDURES

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated Steven Schneider as our Chief Compliance Officer to be responsible for administering these policies and procedures.

SARBANES-OXLEY ACT OF 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

➢	pursuant to Rule 13a-14 of the 1934 Act, individuals acting as our Principal Executive Officer and Principal Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;
➢	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
➢	pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and
➢	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to

Regulation as a business development company

monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to our investment adviser, MediaTech Investment Management. The proxy voting policies and procedures of our investment adviser are set forth below. (The guidelines are reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change).

Introduction

As an investment adviser registered under the Advisers Act, MediaTech Investment Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of our investment adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Our investment adviser will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although our investment adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of our investment adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision making process disclose to its Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our investment adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

You may obtain information about how our investment adviser voted proxies by making a written request for proxy voting information to: Chief Compliance Officer, MediaTech Investment Management, 1900 Avenue of Stars, Suite 2701, Los Angeles, CA 90067. The SEC also maintains a website at www.sec.gov that contains such information.

Dividend reinvestment plan

We have adopted a dividend reinvestment plan, through which all dividends are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, you can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action is required on your part to receive a distribution in the form of shares of our common stock. You may elect to receive an entire distribution in cash by notifying American Stock Transfer and Trust Company, or AST, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than ten days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than ten days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

If your shares are held by a broker or other financial intermediary, you may receive distributions in cash by notifying your broker or other financial intermediary of your election.

We use only newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to you if your choose to receive your distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we issue directly as a result of distributions payable in stock. If you elect by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in your account and remit the proceeds to you, the plan administrator is authorized to deduct a $15.00 transaction fee plus brokerage commissions from the proceeds.

If you receive distributions in the form of stock, you will be subject to the same federal, state and local tax consequences as if you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to you.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. You may obtain further information about the plan from, and all correspondence concerning the plan should be directed to, the plan administrator, AST, by mail at Dividend Reinvestment Department, 59 Maiden Lane, Plaza Level, New York, NY 10038 or by phone at 1-800-278-4353.

Control persons and principal stockholders

Immediately prior to the completion of this initial public offering, the private placement of approximately 70,000 shares of common stock to G.C. Investments, LLC, and the acquisition of the Initial Portfolio (assuming full exercise of the stock election included in the securities purchase agreement relating thereto) there will be 100 shares of common stock outstanding and 1 stockholder of record. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group, and assumes a public offering price per share of $15.00, which represents the mid-point of the estimated initial public offering price range set forth on the cover page of the prospectus.

		Percentage of Common Stock Outstanding
		Immediately prior to this offering, concurrent private placement and the Initial Portfolio Acquisition(1)		Immediately after this offering, concurrent private placement and the Initial Portfolio Acquisition(2)
Name and Address	Type of ownership	Shares owned	Percentage	Shares owned	Percentage
MediaTech Investment Management, LLC(3)	Record and beneficial	100	100.0%	100	*
ITU Ventures West I, LP(4)	Record and beneficial	-	-	1,367,247	12.00
New Mexico State Investment Council(5)	Record and beneficial	-	-	621,413	5.43
Chad Brownstein(6)(8)	Beneficial	100	*	83,089	*
Steven Schneider	Beneficial	-	-	-	-
Leslie Bider(7)(8)	Beneficial	100	*	100	*
R. Glenn Hubbard, Ph.D.	Beneficial	-	-	-	-
Andrew Beebe	Beneficial	-	-	-	-
Kevin Kester	Beneficial	-	-	-	-
Paul Marinelli	Beneficial	-	-	-	-
Charlie O’Rourke	Beneficial	-	-	-	-
All officers and directors as a group (7 persons)(9)	Beneficial	100	100.0%	83,089	*

*	Represents less than 1%
(1)	Concurrent with the closing of this offering, we expect to sell approximately 70,000 shares of common stock to G.C. Investments, LLC at the public offering price per share, in a private placement. We will receive the full proceeds of this private placement, and no underwriting discounts or commissions will be paid in respect of these shares.
(2)	Assumes issuance of 10,000,000 shares offered hereby, approximately 70,000 shares issued in the concurrent private placement, 1,367,247shares issuable pursuant to the acquisition of the Initial Portfolio pursuant to the securities purchase agreement, assuming ITU Ventures West elects to receive all of the purchase price in the form of shares of common stock. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.
(3)	The beneficial interest holders of all of the equity interest in MediaTech Investment Management are Messrs. Brownstein, Schnel and Bider.
(4)	Pursuant to the terms of the Securities Purchase Agreement, ITU Ventures West will distribute to each limited partner that elects to receive shares of common stock in exchange for its allocation of the

Control persons and principal stockholders

proceeds from the sale of the Initial Portfolio, the applicable number of shares of common stock. Following the distribution of shares of to the limited partners, ITU Ventures West will have no ownership interest in MediaTech.
(5)	Represents the maximum number of shares that the New Mexico State Investment Council may elect to receive in connection with the sale of the Initial Portfolio. The address for New Mexico State Investment Council is 851 University Boulevard SE, Suite 200, Albuquerque, NM 87106.
(6)	Represents Mr. Brownstein’s beneficial ownership interest in MediaTech Investment Management. In addition, Mr. Brownstein is a Manager of ITUCA Fund Management, LLC, which serves as the General Partner of ITU Ventures West. ITUCA Fund Management, LLC intends to elect to receive shares of our common stock in connection with the purchase of the Initial Portfolio. As a result of his position as Manager of ITUCA Fund Management, LLC, Mr. Brownstein may be deemed to be beneficial owner of such shares.
(7)	Represents Mr. Bider’s beneficial ownership interest in MediaTech Investment Management.
(8)	Messrs. Brownstein and Bider have collectively committed to purchase an aggregate of approximately 25,000 shares of common stock in this offering for approximately $375,000, based on the mid-point of the estimated intial public offering price range as set forth on the cover page of the Prospectus. However, the allocation of such shares between Messrs. Brownstein and Bider has not yet been determined.
(9)	The address for all officers and directors is c/o MediaTech Investment Corp., 1900 Avenue of the Stars, Suite 2701, Los Angeles, CA 90067.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors, immediately after this offering.

Name of director	Dollar range of equity securities beneficially owned(1)(2)(3)
Interested Directors
Chad Brownstein(4)(5)	Over $1,000,000
Leslie Bider(5)	$1 – $10,000
R. Glenn Hubbard, Ph.D.	None
Independent Directors
Andrew Beebe	None
Kevin Kester	None
Paul Marinelli	None
Charlie O’Rourke	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.
(2)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or Over $1,000,000.
(3)	The dollar range of equity securities beneficially owned in us is based on the estimated initial offering price of our common stock in this offering of $15.00, which represents the mid-point of the estimated initial public offering price range as set forth on the cover page of the prospectus.
(4)	Mr. Brownstein is a Manager of ITUCA Fund Management, LLC, which serves as the General Partner of ITU Ventures West I, L.P. ITUCA Fund Management intends to elect to receive shares in connection with the purchase of the Initial Portfolio. As a result of his position as Manager of ITUCA Fund Management, Mr. Brownstein may be deemed to be a beneficial owner of such shares.
(5)	Messrs. Brownstein and Bider have collectively committed to purchase an aggregate of approximately 25,000 shares of common stock in this offering for approximately $375,000, based on the mid-point of the estimated intial public offering price range as set forth on the cover page of the Prospectus. However, the allocation of such shares between Messrs. Brownstein and Bider has not yet been determined.

Certain relationships and related party transactions

We have entered into an investment advisory agreement and an administration agreement with MediaTech Investment Management, our investment adviser. Pursuant to the investment advisory agreement, we will pay our investment adviser a base management fee and an incentive fee. See “Investment adviser” for a description of how the fees payable to our investment adviser will be determined.

Pursuant to the administration agreement, our investment adviser will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and record keeping services at such facilities. In addition, our investment adviser will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay our investment adviser our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our Chief Financial Officer/Chief Compliance Officer and his staff.

Our investment adviser will enter into a sub-administration agreement, with ITU Investment Management, LLC, an affiliate of ITU Ventures, pursuant to which ITU Investment Management, LLC will provide us with office space and a substantial portion of the administrative services required under our administration agreement. Under the sub-administration agreement our investment adviser will reimburse ITU Investment Management, LLC for its allocable portion of expenses borne in connection with providing us with office and these administrative services. We are not a party to the sub-administration agree-
ment and are not obligated to make payments to ITU Investment Management, although we will be required to reimburse our investment adviser for certain costs it incurs under the sub-administration agreement.

Mr. Brownstein, our President and Chief Executive Officer and Mr. Bider, one of our interested directors, also serve as Managing Partners of our investment adviser. In addition, Mr. Schneider, our Chief Financial Officer/Chief Compliance Officer serves as the Chief Financial Officer of our investment adviser. Dr. Hubbard, who serves as Chairman of our board of directors, has served as a Senior Adviser of ITU Ventures since 2000.

Concurrent with this offering, we intend to purchase, pursuant to a securities purchase agreement with ITU Ventures West, a portfolio of equity investments in seven private technology-related companies for approximately $20.5 million, payable in cash, in shares of our common stock, or in a combination of both, which we refer to as our Initial Portfolio. Mr. Brownstein, our President and Chief Executive Officer and a Managing Partner of our investment adviser, and Mr. Schnel, a Managing Partner of our investment adviser, co-founded ITU Ventures, the manager of ITU Ventures West. See “Business — Initial portfolio” and “Portfolio companies” for more information regarding the portfolio investments we expect to be included in the Initial Portfolio and the securities purchase agreement.

In connection with the securities purchase agreement, our investment adviser has entered into a contingency payment agreement with ITU Ventures West, pursuant to which our investment adviser has agreed to pay ITU Ventures West an amount approximately equal to 20.0% of the excess, if any, of (a) any increase in the fair value of the investments comprising the Initial Portfolio, when compared to the purchase price, during the 18 months following the acquisition of the Initial Portfolio, over (b) an amount equal to the value of the investments comprising the Initial Portfolio, assuming a 20.0% internal rate of return during such 18-month period. This payment is the obligation of our investment adviser, not us, and is only payable when, and, solely to the extent, our investment adviser receives any incentive fees.

As a BDC, we are generally limited in our ability to invest in any portfolio company in which any fund or other client managed by our investment adviser or any of its affiliates currently has an investment or to make any co-investments with any such accounts without an exemptive order from the SEC.

Shares eligible for future sale

Upon completion of this initial public offering, the concurrent private placement of approximately 70,000 shares of common stock to G. C. Investments, LLC, and the issuance of 1,367,247 shares to ITU Ventures West in connection with our acquisition of the Initial Portfolio pursuant to the securities purchase agreement, 11,437,347 shares of our common stock will be outstanding assuming no exercise of the underwriters’ over-allotment option, and a public offering price per share of $15.00, which represents the mid-point of the estimated initial public offering price range set forth on the cover page of the prospectus. Of these shares, 10,000,000 shares of our common stock sold in this initial public offering will be freely tradable without restriction or limitation under the Securities Act, less that number of shares purchased by our officers, directors and affiliates. Any shares purchased in this initial public offering by our officers, directors and affiliates, as well as the approximately 70,000 shares expected to be purchased in our concurrent private placement and the 1,367,247 shares that may be issued in connection with the acquisition of the Initial Portfolio, assuming ITU Ventures West elects to receive all of the purchase price in the form of shares of common stock, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.

In general, under Rule 144, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person with any three month period cannot exceed the greater of:

➢	1% of the total number of securities then outstanding, or
➢	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manners of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (a) the likelihood that an active market for our common stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time-to-time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See “Risk factors — Risks relating to this offering.”

Description of securities

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

CAPITAL STOCK

Our authorized capital stock consists of 100,000,000 shares of stock, par value $.01 per share, all of which is initially designated as common stock. We have applied to have our common stock listed on the Nasdaq Global Market under the ticker symbol “MDTC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of September 28, 2007:

(1) Title of Class	(2) Amount authorized	(3) Amount held by us or for our account	(4) Amount outstanding exclusive of amounts shown under (3)
Common Stock	100,000,000	—	100

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time-to-time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have the authority to issue.

COMMON STOCK

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefore. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of MediaTech, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors and holders of less than a majority of such shares will be unable to elect any director.

PREFERRED STOCK

Our charter authorizes the board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board

Description of securities

of directors is permitted by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. We do not currently have any plans to issue preferred stock, however.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND
ADVANCE OF EXPENSES

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify our investment adviser and any present or former director or officer of our investment adviser or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of our investment adviser and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer of our investment adviser or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Description of securities

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the present or former directors or officers of our investment adviser have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request the present or former directors or officers of our investment adviser to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER
AND BYLAWS

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

ELECTION OF DIRECTORS

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

NUMBER OF DIRECTORS; VACANCIES; REMOVAL

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one or more than twelve. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not

Description of securities

constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, our stockholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.

ACTION BY STOCKHOLDERS

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER NOMINATIONS AND
STOCKHOLDER PROPOSALS

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

CALLING OF SPECIAL MEETINGS OF STOCKHOLDERS

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

APPROVAL OF EXTRAORDINARY CORPORATE ACTION; AMENDMENT OF CHARTER AND BYLAWS

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at

Description of securities

least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that at least 75% of our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, our dissolution, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. If an extraordinary matter submitted to stockholders by the board of directors is approved and advised by less than 75% of our directors, such matter will require approval by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

NO APPRAISAL RIGHTS

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

CONTROL SHARE ACQUISITIONS

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Acquisition Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

➢	one-tenth or more but less than one-third;
➢	one-third or more but less than a majority; or
➢	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the

Description of securities

absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

BUSINESS COMBINATIONS

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

➢	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or
➢	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

➢	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
➢	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us

Description of securities

and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

CONFLICT WITH 1940 ACT

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Underwriting

We are offering the shares of our common stock described in this prospectus through the underwriters named below. UBS Securities LLC and JMP Securities LLC are the representatives of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, each of the underwriters has severally agreed to purchase the number of shares of common stock listed next to its name in the following table.

Underwriters	Number of Shares
UBS Securities LLC
JMP Securities LLC
BMO Capital Markets Corp.
Ferris, Baker Watts, Inc.
Maxim Group, LLC
Stanford Group Company
Total

The underwriting agreement provides that the underwriters must buy all of the shares if they buy any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ over-allotment option described below.

Our common stock is offered subject to a number of conditions, including:

➢	receipt and acceptance of our common stock by the underwriters, and
➢	the underwriters’ right to reject orders in whole or in part.

In connection with this offering, certain of the underwriters or securities dealers may distribute prospectuses electronically. Sales of shares made outside of the U.S. may be made by affiliates of the underwriters. Upon the execution of the underwriting agreement, the underwriters will be obligated to purchase the shares at the prices and upon the terms stated therein, and, as a result, will thereafter bear any risk associated with changing the offering price to the public or other selling terms.

OVER-ALLOTMENT OPTION

We have granted the underwriters an option to buy up to an aggregate of 1,500,000 additional shares of our common stock. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters have 30 days from the date of this prospectus to exercise this option. If the underwriters exercise this option, they will purchase additional shares, subject to conditions contained in the underwriting agreement, approximately in proportion to the amounts specified in the table above.

COMMISSIONS AND DISCOUNTS

Shares sold by the underwriters to the public will initially be offered at the offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $    per share from the public offering price. Any of these securities dealers may resell any shares purchased from the underwriters to other brokers or dealers at a discount of up to $    per share from the initial public offering price. If all the shares are not sold at the public offering price, the representatives may change the offering price and the other selling terms.

Underwriting

The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters, assuming both no exercise and full exercise of the underwriters’ option to purchase up to an additional shares:

	No Exercise	Full Exercise
Per share	$	$
Total	$	$

In compliance with The Financial Industry Regulatory Authority (“FINRA”) guidelines, the maximum compensation received by FINRA Members in connection with this offering will not exceed 10% of the gross proceeds of the offering, plus 0.5% for bona fide due diligence expenses.

We estimate that the total expenses of this offering payable by us, not including the underwriting discounts and commissions, will be approximately $1,500,000. Investors must pay for any shares purchased in the offering on or before     , 2007.

NO SALES OF SIMILAR SECURITIES

We, our directors, our executive officers, our investment adviser, and certain of our investment adviser’s officers have entered into lock-up agreements with the underwriters. Under these agreements, we, our directors, our executive officers, our investment adviser and its officers may not, without the prior written approval of UBS Securities LLC, subject to limited exceptions, offer, sell, contract to sell, grant any option to purchase or otherwise transfer our common stock or securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 180 days after the date of this prospectus. At any time and without public notice, UBS may release all or some of the securities from these lock-up agreements.

INDEMNIFICATION AND CONTRIBUTION

We have agreed to indemnify the underwriters and their controlling persons against certain liabilities, including liabilities under the Securities Act. If we are unable to provide this indemnification, we will contribute to payments the underwriters and their controlling persons may be required to make in respect of those liabilities.

THE NASDAQ GLOBAL MARKET LISTING

We have applied to have our common stock listed on the Nasdaq Global market under the symbol “MDTC”.

PRICE STABILIZATION, SHORT POSITIONS, PASSIVE MARKETING

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

➢	stabilizing transactions;
➢	short sales;
➢	purchases to cover positions created by short sales;
➢	imposition of penalty bids; and
➢	syndicate covering transactions.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock, which involve the sale by the underwriters of

Underwriting

a greater number of shares of common stock than they are required to purchase in this offering. Short sales may be “covered short sales,” which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked short sales,” which are short positions in excess of that amount.

The underwriters may close out any covered short position either by exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which they may purchase shares through the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on the Nasdaq Global Market, in the over-the-counter market or otherwise.

In addition, in connection with this offering, the underwriters (and selling group members) may engage in passive market making transactions in our common stock on the Nasdaq prior to the pricing and completion of this offering. Passive market making consists of displaying bids on the Nasdaq no higher than the bid prices of independent market makers and making purchases at prices no higher than these independent bids and effected in response to order flow. Net purchases by a passive market maker on each day are generally limited to a specified percentage of the passive market maker’s average daily trading volume in the common stock during a specified period and must be discontinued when such limit is reached. Passive market making may cause the price of our common stock to be higher than the price that otherwise would exist in the open market in the absence of these transactions. If passive market making is commenced, it may be discontinued at any time.

DIRECTED SHARE PROGRAM

At our request, certain of the underwriters have reserved up to 500,000 shares of our common stock being offered by this prospectus for sale, directly or indirectly, to directors, employees and certain other parties associated with us and MediaTech Investment Management. The sales will be made by through a directed share program. We do not know if these persons will choose to purchase all or any portion of these reserved shares, but any purchases they do make will reduce the number of shares available to the general public. These persons must commit to purchase before the market opens on the day following the date of this prospectus. Any employees or other persons (and any entities through which such persons may invest in our shares) purchasing such reserved shares will be prohibited from disposing of or hedging such shares for a period of at least 180 days after the date of this prospectus.

AFFILIATIONS

The underwriters and their affiliates have provided and may provide certain commercial banking, financial advisory and investment banking services to us for which they receive fees. The underwriters and their affiliates may from time-to-time in the future engage in transactions with us and perform services for us in the ordinary course of their business. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, NY 10171. The principal business address of JMP Securities LLC is 600 Montgomery Street, Suite 1100, San Francisco, CA 94111.

Underwriting

GENERAL

This offering is being conducted in accordance with Rule 2810 of the Conduct Rules of FINRA.

NOTICE TO PROSPECTIVE INVESTORS IN THE EUROPEAN ECONOMIC AREA

In relation to each member state of the European Economic Area that has implemented the Prospectus Directive (each, a relevant member state), with effect from and including the date on which the Prospectus Directive is implemented in that relevant member state (the relevant implementation date), an offer of shares described in this prospectus may not be made to the public in that relevant member state prior to the publication of a prospectus in relation to the shares that has been approved by the competent authority in that relevant member state or, where appropriate, approved in another relevant member state and notified to the competent authority in that relevant member state, all in accordance with the Prospectus Directive, except that, with effect from and including the relevant implementation date, an offer of securities may be offered to the public in that relevant member state at any time:

➢	to any legal entity that is authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities; or
➢	to any legal entity that has two or more of (a) an average of at least 250 employees during the last financial year; (b) a total balance sheet of more than €43,000,000 and (c) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or
➢	in any other circumstances that do not require the publication of a prospectus pursuant to Article 3 of the Prospectus Directive.

Each purchaser of shares of our common stock described in this prospectus located within a relevant member state will be deemed to have represented, acknowledged and agreed that it is a “qualified investor” within the meaning of Article 2(1)(e) of the Prospectus Directive.

For purposes of this provision, the expression an “offer to the public” in any relevant member state means the communication in any form and by any means of sufficient information on the terms of the offer and the securities to be offered so as to enable an investor to decide to purchase or subscribe the securities, as the expression may be varied in that member state by any measure implementing the Prospectus Directive in that member state, and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each relevant member state.

The sellers of shares of our common stock have not authorized and do not authorize the making of any offer of shares through any financial intermediary on their behalf, other than offers made by the underwriters with a view to the final placement of the shares as contemplated in this prospectus. Accordingly, no purchaser of the shares, other than the underwriters, is authorized to make any further offer of the shares on behalf of the sellers or the underwriters.

NOTICE TO PROSPECTIVE INVESTORS IN THE UNITED KINGDOM

This prospectus is only being distributed to, and is only directed at, persons in the United Kingdom who fall within the definition of “qualified investor” as that term is defined in Section 86(1) of the Financial Services and Markets Act 2000 (“FSMA”) or otherwise in circumstances which do not result in an offer of transferable securities to the public in the United Kingdom within the meaning of FSMA. Any invitation or inducement to engage in investment activity by the underwriters (within the meaning of Section 21 of the FSMA) in connection with an issue or sale of shares of our common stock may only be communicated or caused to be communicated and will only be communicated or caused to be communicated in circumstances in which section 21(1) of FSMA does not apply. All applicable provisions of the FSMA with respect to anything done by the underwriters in relation to the shares in, from or otherwise involving the United Kingdom must be complied with. This prospectus and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by recipients to any other persons in the United Kingdom.

Underwriting

Any person in the United Kingdom that is not a “qualified investor” or a person to whom this prospectus may lawfully be communicated should not act or rely on this document or any of its contents.

NOTICE TO PROSPECTIVE INVESTORS IN SWITZERLAND

The common stock may not and will not be publicly offered, distributed or re-distributed on a professional basis in or from Switzerland and neither this prospectus nor any other solicitation for investments in our common stock may be communicated or distributed in Switzerland in any way that could constitute a public offering within the meaning of Articles 1156 or 652a of the Swiss Code of Obligations or of Article 2 of the Federal Act on Investment Funds of March 18, 1994. This prospectus may not be copied, reproduced, distributed or passed on to others without the underwriters’ prior written consent. This prospectus is not a prospectus within the meaning of Articles 1156 and 652a of the Swiss Code of Obligations or a listing prospectus according to article 32 of the Listing Rules of the Swiss Exchange and may not comply with the information standards required thereunder. We will not apply for a listing of our common stock on any Swiss stock exchange or other Swiss regulated market and this prospectus may not comply with the information required under the relevant listing rules. The common stock offered hereby has not and will not be registered with the Swiss Federal Banking Commission and has not and will not be authorized under the Federal Act on Investment Funds of March 18, 1994. The investor protection afforded to acquirers of investment fund certificates by the Federal Act on Investment Funds of March 18, 1994 does not extend to acquirers of our common stock.

Legal matters

The legality of our shares of common stock offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for the underwriters by Nelson Mullins Riley & Scarborough LLP, Washington, D.C.

Custodian, transfer and dividend paying agent and registrar

Our securities are held under a custody agreement by Union Bank of California, N.A. The address of the custodian is 350 California Street, 6th Floor, San Francisco, California 94104. American Stock Transfer and Trust Company acts as our transfer, dividend paying and reinvestment plan agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane, New York, NY 10038.

Independent registered public accounting firm

Ernst & Young LLP, an independent registered public accounting firm, has audited our financial statements at June 30, 2007. The principal business address of our independent registered public accounting firm is 725 S. Figueroa Street, Los Angeles, CA 90017.

Brokerage allocation and other practices

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our investment adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

Available information

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which is available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

We maintain a website at www.mediatechic.com and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. You may also obtain such information by contacting us in writing at: 1900 Avenue of the Stars, Suite 2701, Los Angeles, CA 90067, Attn: Chief Compliance Officer, or by telephone at (310) 777-5900.

Privacy notice

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains the privacy policies of us, our investment adviser and our affiliated companies. This notice supersedes any other privacy notice you may have received from us, and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below.

➢	It is our policy that only authorized employees of our investment adviser, MediaTech Investment Management, who need to know your personal information will have access to it.
➢	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
➢	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder
MediaTech Investment Corp.

We have audited the accompanying statement of assets and liabilities of MediaTech Investment Corp. (the Company), as of June 30, 2007. This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of MediaTech Investment Corp. at June 30, 2007 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Los Angeles, California
July 5, 2007

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007

ASSETS
ASSETS
Cash	$1,500
TOTAL ASSETS	$1,500
LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Accrued organizational expenses	$—
Total liabilities	—
STOCKHOLDER’S EQUITY
Common stock, $0.01 par value, 100,000,000 shares authorized, and 100 shares issued and outstanding	1
Capital in excess of par value	1,499
Total stockholder’s equity	1,500
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$1,500
Net asset value per share	$15.00

MEDIATECH INVESTMENT CORP.
NOTES TO STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007

1. ORGANIZATION

MediaTech Investment Corp. (“MediaTech”) was organized as a Maryland corporation on May 3, 2007. MediaTech has had no operations other than the sale and issuance of 100 shares of beneficial interest at an aggregate purchase price of $1,500 to MediaTech Investment Management, LLC (“MTIM” or the “Adviser”), the adviser to MediaTech.

2. ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

3. AGREEMENTS

Investment Advisory Agreement

MediaTech intends to enter into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with MTIM, pursuant to which MTIM will serve as its investment adviser. Subject to the overall supervision of MediaTech’s board of directors, MTIM will manage the day-to-day operations of, and provide investment advisory services to, MediaTech.

MediaTech will pay MTIM a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2.0% of gross assets. For the period commencing from the closing of its initial public offering of common stock, through and including December 31, 2007, the base management fee will be payable monthly in arrears, and will be calculated based on the initial value of MediaTech’s assets at the closing of the initial public offering. For services rendered after December 31, 2007, the base management fee will be payable quarterly in arrears, and will be calculated based on the average value of gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity capital raises or repurchases during the current calendar quarter. The base management fee for any partial month or quarter will be appropriately pro rated.

The incentive fee will have two parts. The first part will be calculated and payable quarterly in arrears based on the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from portfolio companies) accrued during the calendar quarter, minus the operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of its net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized), subject to a “catch-up” provision measured as of

MEDIATECH INVESTMENT CORP.
NOTES TO STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007

the end of each calendar quarter. The net investment income used to calculate the first part of the incentive fee is also included in the amount of its gross assets used to calculate the 2.0% base management fee. The operation of the incentive fee with respect to the Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	no incentive fee is payable to its investment adviser in any calendar quarter in which its Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75% (the “preferred return” or “hurdle”).
•	100% of the Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) is payable to MTIM. This portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.1875%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the investment adviser with an incentive fee of 20.0% on all of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter.
•	20.0% of the amount of the Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to the investment adviser (once the hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the investment adviser).

These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2007, and will equal 20.0% of the realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of December 31, 2007 will be calculated for a period of shorter than 12 calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Administration Agreement

MediaTech also intends to enter into an Administration Agreement (the “Administration Agreement”) with the Adviser. Pursuant to this agreement, the Adviser will provide administrative services to MediaTech, including office facilities and equipment and clerical, bookkeeping and record keeping services at such facilities. The Adviser will also perform, or oversee the performance of, the required administrative services, which includes being responsible for the financial records which MediaTech is required to maintain and preparing reports to the stockholders and reports filed with the SEC. In addition, the Adviser will provide assistance with determining and publishing the net asset value, overseeing the preparation and filing of the tax returns and the printing and dissemination of reports to the stockholders, and generally overseeing the payment of the expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, MediaTech will reimburse the Adviser for the allocable portion of overhead and other expenses incurred in performing the obligations under the Administration Agreement, including rent and the allocable portion of the costs of compensation and related expenses of the Chief Financial Officer/Chief Compliance Officer and his staff. The Adviser will also provide managerial assistance to the portfolio companies

MEDIATECH INVESTMENT CORP.
NOTES TO STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007

under the administration agreement. Any direct costs, including travel and related expenses, incurred in connection with providing managerial assistance will be paid by us in accordance with the terms of the administration agreement. In addition, in certain cases, our portfolio companies may be required to reimburse us for the amount of such direct costs. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Adviser and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of investment management services under the administration agreement or otherwise as administrator. In addition, the Adviser has agreed to indemnify MediaTech for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the administration agreement.

4. ORGANIZATIONAL EXPENSES

MTIM has agreed to bear the organizational expenses on behalf of MediaTech in the approximate amount of $500,000. These expenses will be reimbursed by MediaTech after the public offering and will be treated as an expense in the year incurred. In the event the public offering does not occur, the Adviser will not be able to recover the expenses.

5. FEDERAL INCOME TAXES

MediaTech intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). Therefore, no provision has been recorded for Federal income or excise taxes.

Until     , 2007, all dealers that buy, sell or trade the common stock may be required to deliver a prospectus, regardless of whether they are participating in this offering. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

7

Part C — Other information

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial statements

The following financial statements of MediaTech Investment Corp. (the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

MEDIATECH INVESTMENT CORP.
INDEX TO FINANCIAL STATEMENTS

2. Exhibits

Exhibit Number	Description
a.	Amended Articles of Incorporation**
b.	Bylaws**
d.	Form of Share Certificate***
e.	Dividend Reinvestment Plan***
g.	Form of Investment Advisory Agreement by and between Registrant and MediaTech Investment Management, LLC***
h.	Form of Underwriting Agreement*
j.	Form of Custodian Agreement by and between Registrant and Union Bank of California, N.A.*
k.	Form of Administration Agreement by and between Registrant and MediaTech Investment Management, LLC***
l.	Opinion of Sutherland Asbill & Brennan LLP*
n.1	Consent of Sutherland Asbill & Brennan LLP (incorporated by reference to exhibit l hereto)*
n.2	Consent of Ernst & Young LLP
r.	Code of Business Conduct and Ethics***

*	To be filed by amendment.
**	Previously filed in connection with MediaTech’s registration statement on Form N-2 (File No. 333-143279) filed on May 25, 2007.
***	Previously filed in connection with MediaTech’s Amendment No. 1 to its registration statement on Form N-2 (File No. 333-143279) filed on September 12, 2007.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

Part C — Other information

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$5,649
FINRA filing fee	$18,900
Nasdaq Global Market listing fee	$5,000
Printing and postage	$100,000
Legal fees and expenses	$750,000
Accounting fees and expenses	$70,000
Miscellaneous	$550,451
Total	$1,500,000

Note: All listed amounts, with the exception of the SEC registration fee, the FINRA fee and the Nasdaq Global Market listing fee, are estimates.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to this offering, MediaTech Investment Management, LLC will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, MediaTech Investment Management, LLC’s share ownership is expected to represent less than 1% of the common stock outstanding.

See “Management” and “Certain relationships and related party transactions” in the Prospectus contained herein.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock at September 24, 2007.

Title of Class	Number of record holders
Common Stock, par value $0.01 per share	1

ITEM 30. INDEMNIFICATION

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VIII of the Registrant’s Articles of Incorporation, Article XI of the Registrant’s Bylaws, the investment advisory agreement and administration agreement.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or
(b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our

Part C — Other information

request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of
(a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MediaTech Investment Management (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the investment advisory agreement or otherwise as an investment adviser of the Registrant.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MediaTech Investment Management, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of MediaTech Investment Management, LLC’s services under the administration agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the

Part C — Other information

Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each director or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Directors”, “ — Executive officers” and “ — Investment adviser.” Additional information regarding the investment adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No.801-68075), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, MediaTech Investment Corp., 1900 Avenue of the Stars, Suite 2701, Los Angeles, CA 90067;
(2)	the Transfer Agent, American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10038;
(3)	the Custodian, Union Bank of California, N.A., 350 California Street, 6th Floor, San Francisco, CA 94104; and
(4)	the investment adviser, MediaTech Investment Management, LLC, 1900 Avenue of the Stars, Suite 2701, Los Angeles, CA 90067.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

(1)	Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.
(2)	Not applicable.
(3)	Not applicable.
(4)	Not applicable.
(5)	Registrant undertakes that:

Part C — Other information

(a) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b) For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities offered therein, and the securities offered at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Not applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, in the State of California, on October 1, 2007.

MEDIATECH INVESTMENT CORP.

By:	/s/ Chad Brownstein Chad Brownstein Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.

Signature	Title	Date
/s/ Chad Brownstein Chad Brownstein	Chief Executive Officer and Director	October 1, 2007
* Leslie Bider	Director	October 1, 2007
/s/ Steven Schneider Steven Schneider	Chief Financial Officer (Principal Financial Officer)	October 1, 2007
** R. Glenn Hubbard, Ph.D.	Director	October 1, 2007
** Andrew Beebe	Director	October 1, 2007
** Kevin Kester	Director	October 1, 2007
** Paul Marinelli	Director	October 1, 2007
** Charlie O’Rourke	Director	October 1, 2007

*	Signed by Chad Brownstein pursuant to a power of attorney signed by Mr. Bider and filed with this registration statement on May 25, 2007.
**	Signed by Chad Brownstein pursuant to a power of attorney signed by each of the directors and filed with Amendment No. 1 to this registration statement on September 12, 2007.